As filed with the Securities and Exchange Commission on April 1, 2005 1933 Act Registration No. 333-84623 1940 Act Registration No. 811-09519

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 9	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 10	☒

TD WATERHOUSE TRUST
(Exact Name of Registrant as Specified in Charter)

100 Wall Street, New York, New York 10005
(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(212) 806-3500

George O. Martinez, President
TD Waterhouse Trust
c/o BISYS Fund Services
100 Summer Street, Suite 1500, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York, 10022

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a) (1)

☐	On (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	On (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

☐           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TD Waterhouse Trust

Bond Index Fund

Dow 30 Fund

500 Index Fund

Extended Market Index Fund

Asian Pacific Index Fund

European Index Fund

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolio’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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TD WATERHOUSE TRUST

TABLE OF CONTENTS

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INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS

FUND OVERVIEW

Each TD Waterhouse fund (each a “Fund” and, collectively, the “Funds”) is a separate portfolio of TD Waterhouse Trust (the “Trust”), an open-end management investment company. Each Fund has its own investment objective that it pursues through distinct investment strategies. Differences in objectives and strategies among the Funds affect the degree of risk and potential return of each Fund.

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The TD Waterhouse Bond Index Fund, the TD Waterhouse Dow 30 Fund, the TD Waterhouse 500 Index Fund, the TD Waterhouse Extended Market Index Fund, the TD Waterhouse Asian Pacific Index Fund and the TD Waterhouse European Index Fund (the “Funds”) each use a “passively” managed investment approach through which they attempt to match the return of a target index.
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The following summarizes each Fund’s investment objective, principal strategies and risks. The Funds’ principal strategies and risks are further described in Investment Strategies and Investment Risks.

There can be no assurance that a Fund will achieve its investment objective.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Investors should note that each of the Funds is subject to a pending reorganization proposal whereby it would be reorganized into an index fund advised by T. Rowe Price Associates, Inc. See “Proposed Fund “Reorganizations”. Each Reorganization is being structured with the intention that it will be a tax-free reorganization for federal income tax purposes.
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What is an index fund?

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index fund seeks to match, as closely as possible, the performance of an established target index. The fund does this by holding all, or a representative sample, of the securities that comprise the index, as well as other instruments that are designed to replicate, or that correlate with, all or a portion of the index, including derivatives. For information about particular indexing techniques, see Investment Strategies.

TD Waterhouse Bond Index Fund

Objective

To seek to track closely the total return of a broad, market-weighted bond index, before the deduction of Fund expenses.

Principal Strategy

The Fund invests in a mix of investment-grade bonds consistent with those included in the Lehman Brothers U.S. Aggregate Index (the “Lehman Index”) in attempting to match the performance of that index.

The Lehman Index is a broad representation of the investment-grade fixed income market in the U.S. It includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and commercial mortgage-backed securities. All securities contained in the Lehman Index have a minimum term to maturity of one year.

Until it reaches an asset level of approximately $25 million, the Fund anticipates being overweighted in U.S. government securities, which are consistent with the investment and risk characteristics of such securities in the Lehman Index. During this period, the Fund is not expected to track the Lehman Index with the same degree of accuracy as if it were invested more broadly in bonds consistent with the Lehman Index. Once the Fund surpasses an asset level of approximately $25 million, it will decrease such overweighting in U.S. government securities as soon as and to the extent practicable. Some (but not all) of the U.S. government securities in which the Fund may invest are backed by the full faith and credit of the U.S. government. Obligations backed by the full faith and credit of the U.S. government, include, but are not limited to, direct obligations issued by the U.S. Treasury and obligations of certain entities that may be chartered or sponsored by Acts of Congress such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), the Federal Home Loan Bank, and the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by the Fund does not guarantee the net asset value of the Fund’s shares.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of bonds. Normally, the values of bonds vary inversely with changes in prevailing interest rates.

An issuer of securities held by the Fund may not be able to repay its obligations, including its obligations to the Fund. As discussed above, not all of the U.S. government and agency securities in which the Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its bond investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended purpose.

What is market capitalization?

Stocks of publicly traded companies can be classified by the companies total market value, or capitalization. Generally, large-capitalization (large-cap) companies are defined as those whose outstanding shares have a total market value exceeding $10 billion. Mid-capitalization (mid-cap) companies generally have a total market value between $1 billion and $10 billion. Small-capitalization (small-cap) companies generally have a total market value of less than $1 billion.

TD Waterhouse Dow 30 Fund

Objective

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The Fund invests primarily in the equity securities of the 30 companies comprising the Dow Jones Industrial Average “DJIA” (known as the “Dow 30”SM) in the same proportions that they are represented in the DJIA.
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The DJIA currently consists of 30 of the most widely held and actively traded stocks in the U.S. stock market. The stocks in the DJIA represent large-capitalization companies that typically are dominant firms in their respective industries. The DJIA is price-weighted, which means that, essentially, it includes one share of each of its component stocks.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of stocks, including both general financial market conditions and factors related to a specific company or industry.

Large-cap stocks may perform differently than the overall stock market.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its stock investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended performance.

TD Waterhouse 500 Index Fund

Objective

To seek to track closely the total return of a benchmark index that measures the investment return of large-cap stocks, before the deduction of Fund expenses.

Principal Strategy

The Fund invests primarily in the stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), in attempting to match the performance of that index.

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The S&P 500® Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies representing the top industries in the U.S. The stocks included in the S&P 500® Index collectively represent a substantial portion of the value of all common stocks publicly traded in the U.S.
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Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of stocks, including both general financial market conditions and factors related to a specific company or industry.

Large-cap stocks may perform differently than the overall stock market.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its stock investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended purpose.

TD Waterhouse Extended Market Index Fund

Objective

To seek to track closely the total return of a benchmark index that measures the investment return of mid- and small-cap stocks, before the deduction of Fund expenses.

Principal Strategy

The Fund invests primarily in stocks included in the Dow Jones Wilshire 4500 Completion Index (the “DJW 4500 Index”) (formerly known as the Wilshire 4500 Equity Index), in attempting to match the performance of that index.

The Dow Jones Wilshire 4500 Completion Index is a broadly diversified index of stocks of medium- and small-sized U.S. companies. The Dow Jones Wilshire 4500 Completion Index contains most of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market except those stocks included in the S&P 500® Index.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of stocks, including both general financial market conditions and factors related to a specific company or industry.

Small- and mid-cap stocks are more volatile in price than large-cap stocks, and may perform differently than the overall stock market.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its stock investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended purpose.

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TD Waterhouse Asian Pacific Index Fund
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Objective

To seek to track closely the total return of a benchmark index that measures the investment return of stocks of Pacific Basin companies, before the deduction of Fund expenses.

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Principal Strategy

The Fund invests primarily in stocks that comprise the Morgan Stanley Capital International Pacific Index (“MSCI® Pacific Index”), in attempting to match the performance of that index.

The MSCI® Pacific Index contains approximately 465 common stocks of Pacific Basin companies. The index is dominated by the Japanese stock market, which represented approximately 75% of the market capitalization of the index as of April 2004. The other four countries represented in the MSCI® Pacific Index are Australia, Hong Kong, New Zealand, and Singapore. Only stocks that can be bought freely by a U.S. mutual fund are tracked.

Principal Risks
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You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of stocks, including both general financial market conditions and factors related to a specific company or industry.

In general, foreign investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could affect Fund performance.

Because of its emphasis on the Asian markets, the Fund may involve a higher degree of foreign risk than that of more geographically diversified international funds.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its stock investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended purpose.

TD Waterhouse European Index Fund

Objective

To seek to track closely the total return of a benchmark index that measures the investment return of stocks of European companies, before the deduction of Fund expenses.

Principal Strategy

The Fund invests primarily in the stocks that comprise the Morgan Stanley Capital International Europe Index (“MSCI® Europe Index”), in attempting to match the performance of that index.

The MSCI® Europe Index consists of common stocks of more than 530 companies located in 16 European countries. Four countries — the United Kingdom, Germany, Switzerland and France — dominate the index, with approximately 34%, 10%, 11%, and 13%, respectively, as of April 2004. The other 12 countries, which include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden, are much less significant to the MSCI® Europe Index and, consequently, the European Index Fund.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments. Many factors can adversely affect the performance of stocks, including both general financial market conditions and factors related to a specific company or industry.

In general, foreign investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could affect Fund performance.

Because of its emphasis on the European markets, the Fund may involve a higher degree of foreign risk than that of more geographically diversified international funds.

The Fund’s “non-diversified” status allows it to invest a greater percentage of its assets in the securities of a single company than a diversified fund. To the extent the Fund invests a greater percentage of its assets in a single company, the Fund has greater exposure to the performance and risks of that company.

The Fund’s performance may not match the index.

In attempting to match the index, the Fund will bear the full risk of loss of those securities in the index without any attempt to limit losses.

Although most of the Fund’s risks are those associated with its stock investments, other investment strategies also may involve risks. For example, futures contracts, which the Fund uses to gain market exposure, may not correlate with the performance of the related securities or otherwise achieve their intended purpose.

WHO MAY WANT TO INVEST

The Bond Index Fund may be an appropriate investment if you:

•	are looking for an investment that provides income

•	are willing to accept a lower potential for capital appreciation

•	are willing to accept the risk that the value of your investment may decline

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The Dow 30 Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund, and the European Index Fund may be appropriate investments if you:
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•	are investing with long-term goals, such as retirement or funding a child’s education

•	are willing to accept the risk that the value of your investment may decline

•	are not seeking a substantial amount of current income

In addition —

The Dow 30 Fund may be appropriate if you are looking for a convenient way to track the total return of the DJIA, one of the most widely followed market indicators in the world.

The 500 Index Fund may be appropriate if you want to invest in large U.S. companies.

The Extended Market Index Fund may be appropriate if you want to invest in small-to mid-cap U.S. companies and can accept the additional risk and volatility associated with stocks of these companies.

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The Asian Pacific Index Fund may be appropriate if you are looking for exposure to the major Pacific Basin markets and can accept the additional risk and volatility associated with foreign investing as compared to a fund investing exclusively in U.S. companies.
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The European Index Fund may be appropriate if you are looking for exposure to the European markets and can accept the additional risk and volatility associated with foreign investing as compared to a fund investing exclusively in U.S. companies.

PAST FUND PERFORMANCE

The bar chart and performance table below and on the following pages show some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how the average annual total returns of each Fund compares to those of an appropriate, unmanaged, broad-based securities market index. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

TD Waterhouse Bond Index Fund

Year-by-Year Total Return as of 12/31 each year1

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2001	8.26%

2002	10.15%

2003	2.76%

2004	[_____] %
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For the period covered by the bar chart, the highest and lowest quarterly returns were 5.64% (for the quarter ended 9/30/02) and -0.74% (for the quarter ended 3/31/02).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was _____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	Since Inception (8/31/00)

Return Before Taxes	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%
Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TD Waterhouse Dow 30 Fund

Year-by-Year Total Return as of 12/31 each year1

1999	26.98%

2000	-5.01%

2001	-5.70%

2002	-15.40%

2003	28.16%

2004	[_____] %

For the period covered by the bar chart, the highest and lowest quarterly returns were 13.86% (for the quarter ended 12/31/01) and -17.65% (for the quarter ended 9/30/02).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was ____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	5 Year	Since Inception (3/31/98)

Return Before Taxes	[_____]%	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%	[_____]%
Dow Jones Industrial AverageSM (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TD Waterhouse 500 Index Fund

Year-by-Year Total Return as of 12/31 each year1

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2001	-12.58%

2002	-22.38%

2003	27.77%

2004	[_____] %
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For the period covered by the bar chart, the highest and lowest quarterly returns were 15.04% (for the quarter ended 6/30/03) and -17.15% (for the quarter ended 9/30/02).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was _____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	Since Inception (8/31/00)

Return Before Taxes	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TD Waterhouse Extended Market Index Fund

Year-by-Year Total Return as of 12/31 each year1

2001	-14.67%

2002	-16.59%

2003	39.30%

2004	[_____] %

For the period covered by the bar chart, the highest and lowest quarterly returns were 20.35% (for the quarter ended 12/31/01) and -22.77% (for the quarter ended 9/30/01).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was _____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	Since Inception (8/31/00)

Return Before Taxes	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%
Dow Jones Wilshire 4500 Completion Index (formerly known as the Wilshire 4500 Equity Index) (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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TD Waterhouse Asian Pacific Index Fund Year-by-Year Total Return as of 12/31 each year1

2001	-26.89%

2002	-10.96%

2003	33.12%

2004	[_____] %
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For the period covered by the bar chart, the highest and lowest quarterly returns were 17.70% (for the quarter ended 9/30/03) and -18.77% (for the quarter ended 9/30/01).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was _____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	Since Inception (8/31/00)

Return Before Taxes	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%
MSCI® Pacific Index (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

TD Waterhouse European Index Fund

Year-by-Year Total Return as of 12/31 each year1

2001	-20.77%

2002	-19.58%

2003	35.76%

2004	[_____] %

For the period covered by the bar chart, the highest and lowest quarterly returns were 21.34% (for the quarter ended 6/30/03) and -23.50% (for the quarter ended 9/30/02).

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1    For the period from 1/1/05 through 3/31/05, total return for the Fund was _____%.

Average Annual Total Returns as of 12/31/04*

	1 Year	Since Inception (8/31/00)

Return Before Taxes	[_____]%	[_____]%
Return After Taxes on Distributions	[_____]%	[_____]%
Return After Taxes on Distributions and Sale of Fund Shares	[_____]%	[_____]%
MSCI® Europe Index (reflects no deduction for fees, expenses or taxes)	[_____]%	[_____]%
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*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUNDS

This information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Fees (fees paid directly from your investment)*

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	Bond Index Fund	Dow 30 Fund and 500 Index Fund	Extended Market Index Fund, Asian Pacific Index Fund and European Index Fund

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None

Redemption Fee**	1%**	2%**	2%**
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*	Broker-dealers that are not affiliates of the Funds’ investment manager may impose service fees in connection with the sale of Fund shares, no part of which may be received by a Fund, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.

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**	You are typically assessed a redemption fee of up to the amount specified (expressed as a percentage of the amount you are redeeming) if you redeem Fund shares within 5 days after investing in the Fund. However, no redemptions effected on or after the date of this Prospectus will be subject to a redemption fee. Please see the section entitled “How to Sell Shares – Redemption Fees” for additional information.
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Annual Operating Expenses  (expenses deducted from Fund assets)1

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	Bond Index Fund		Dow 30 Fund		500 Index Fund		Extended Market Index Fund		Asian Pacific Index Fund		European Index Fund

Management Fees	0.30%		0.20%		0.30%		0.30%		0.40%		0.40%
Distribution
(12b-1) Fees	None		None		None		None		None		None
Shareholder
Servicing Fees	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
Other Expenses	[_____]	%	[_____]	%	[_____]	%	[_____]	%	[_____]	%	[_____]	%

Total Annual
Operating
Expenses[2]	[_____]	%	[_____]	%	[_____]	%	[_____]	%	[_____]	%	[_____]	%

1	The table shows expenses of each Fund for its fiscal year ended January 31, 2005 before fee waivers and expense reimbursements by the Fund’s investment manager or its affiliates.

2	The investment manager (TD Waterhouse Asset Management, Inc.) and its affiliates have agreed (for an indefinite period of time) to reduce total fund expenses for the Bond Index Fund, the Dow 30 Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund, and the European Index Fund as not to exceed 0.35%, 0.45%, 0.35%, 0.40%, 0.58%, and 0.58%, respectively on an annual basis. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

After expense reductions for the fiscal year ended January 31, 2005, each Fund’s actual expenses would be:
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	Bond Index Fund		Dow 30 Fund		500 Index Fund		Extended Market Index Fund		Asian Pacific Index Fund		European Index Fund

Management Fees	[___]	%	[___]	%	[___]	%	[___]	%	[___]	%	[___]	%
Shareholder Servicing Fees	[___]	%	[___]	%	[___]	%	[___]	%	[___]	%	[___]	%
Other Expenses	[___]	%	[___]	%	[___]	v	[___]	%	[___]	%	[___]	%

Total Net Annual Operating Expenses	0.35%		0.45%		0.35%		0.40%		0.58%		0.58%

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Example

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This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the relevant Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:

	1 Year ($)	3 Years ($)	5 years ($)	10 Years ($)

Bond Index Fund	[____]	[____]	[____]	[____]
Dow 30 Fund	[____]	[____]	[____]	[____]
500 Index Fund	[____]	[____]	[____]	[____]
Extended Market Index Fund	[____]	[____]	[____]	[____]
Asian Pacific Index Fund	[____]	[____]	[____]	[____]
European Index Fund	[____]	[____]	[____]	[____]

* Assuming that current expense reduction arrangements continue for one year, your costs would be:

	1 Year ($)	3 Years ($)	5 years ($)	10 Years ($)

Bond Index Fund	36	294	573	1,368
Dow 30 Fund	46	214	396	924
500 Index Fund	36	236	453	1,079
Extended Market Index Fund	41	259	494	1,170
Asian Pacific Index Fund	59	362	687	1,609
European Index Fund	59	500	967	2,262
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INVESTMENT STRATEGIES

The Funds’ investment strategies are further described below. Each Fund’s investment objective (with the exception of the Dow 30 Fund) is not considered fundamental, meaning that it may be changed without shareholder approval. Unless otherwise noted, each Fund’s investment policies may also be changed without shareholder approval. Percentage limitations on investments are applied at the time of investment. A later change in percentage, due to other circumstances, will not require the sale of an investment if it was proper at the time it was made.

Generally, the Funds attempt to be fully invested at all times in the securities or other financial instruments that make up, or are correlated with, securities in their respective target indices. A Fund (other than the Dow 30 Fund) may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

Bond Index Fund

In seeking to track the Lehman Index, the Bond Index Fund uses a strategy known as “sampling.” This strategy involves dividing the Lehman Index into components and subcomponents and then selecting representative bonds whose characteristics closely match those of the components or sub-components of the index. Some examples of these subcomponents are term-to-maturity and sector weightings. As there are almost 7,500 securities in the Lehman Index, and given the homogeneous nature of the bond market (which means that some bonds have very similar characteristics), sampling offers an effective approach to index management. Although the Fund does not receive a listing of specific securities comprising the index, it receives from Lehman Brothers detailed information about the components and sub-components of the index, certain key characteristics of components and sub-components and their corresponding weightings in the index. The Fund’s investment sub-adviser regularly monitors the Fund’s correlation to the Lehman Index and adjusts the portfolio to the extent necessary.

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In sampling the Lehman Index, the Fund has the flexibility to overweight particular types of bonds relative to their representation in the index. Under normal market conditions, the Fund invests at least 90% of its assets in the securities or other investments that make up, or are correlated with, the Lehman Index. Securities correlated with the Lehman Index may not specifically be included in the Lehman Index, but have the characteristics that make them suitable substitutes. The Fund has a policy to give at least 60 days’ notice before changing this investment policy. Until it reaches an asset level of approximately $25 million, the Fund anticipates being overweighted in U.S. government securities, which are consistent with the investment and risk characteristics of such securities in the Lehman Index. During this period, the Fund is not expected to track the index with the same degree of accuracy as if it were invested more broadly in bonds consistent with the index. Once the Fund surpasses an asset level of approximately $25 million, it will decrease such overweighting in U.S. government securities as soon as and to the extent practicable.
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Investments that may be correlated with an index include futures and options based on the index, as well as other investment funds with a similar composition to that of the index. The Fund uses these investments to maintain full exposure to the Lehman Index. Similarly, the Fund may enter into interest rate swap agreements or invest in structured notes to better mirror the Lehman Index or its characteristics.

Although the Fund does not seek to “concentrate” (in other words, invest 25% or more of its total assets) in securities representing any particular industry, the Fund may so concentrate to the extent consistent with the relative industry weightings of the Lehman Index.

Dow 30 Fund

In seeking to track the total return of the DJIA, the Dow 30 Fund uses a strategy called “replication,” which means that it holds all of the component stocks of the DJIA (along with other permissible investments described below). On occasion, the Fund may become entitled to receive securities that are not part of the DJIA — for example, in a spin-off. In such event, the Fund may engage in a short sale, that is, sell the securities that it does not yet own prior to receipt, to continue to reflect the composition of the DJIA.

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As of May ___, 2005, the DJIA consisted of the common stocks of the following 30 companies:
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3M Co.	Honeywell International, Inc.
Alcoa Inc.	Intel Corp.
Altria Group Inc.	International Business Machines Corp.
American Express Co.	Johnson & Johnson
American International Group Inc.	J.P. Morgan Chase & Co.
The Boeing Co.	McDonald’s Corp.
Caterpillar Inc.	Merck & Co., Inc.
Citigroup Inc.	Microsoft Corp.
The Coca-Cola Company	Pfizer Inc.
E.I. du Pont de Nemours and Co.	The Procter & Gamble Co.
Exxon Mobil Corp.	SBC Communications, Inc.
General Electric Co.	United Technologies Corp.
General Motors Corp.	Verizon Communications Inc.
Hewlett-Packard Co.	Wal-Mart Stores, Inc.
The Home Depot, Inc.	The Walt Disney Co.

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© 2005 Dow Jones & Co., Inc.

Under normal market conditions, the Fund invests substantially all — and at least 80% — of its assets in the stocks of the DJIA or other investments that are correlated with the DJIA. The Fund has a policy to give at least 60 days’ notice before changing this investment policy. Investments that may be correlated with the DJIA include futures and options based on the index, as well as other investment funds with a similar composition to that of the index (such as DIAMONDSSM, which are shares of a publicly traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA). The Fund uses these investments to maintain full exposure to the DJIA. The portion of the Fund’s total assets invested in the stocks in the DJIA will vary from time to time.
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Although the Fund does not seek to “concentrate” (in other words, invest 25% or more of its total assets) in securities representing any particular industry, the Fund may so concentrate to the extent consistent with the relative industry weightings of the DJIA.

500 Index Fund

In seeking to track the total return of the S&P 500 Index, the 500 Index Fund uses a strategy called “replication,” which means that it holds all or substantially all of the component stocks of the S&P 500 Index (along with other permissible investments described below).

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Under normal market conditions, the Fund invests at least 90% of its assets in the securities or other investments that make up, or are correlated with, the S&P 500 Index. The Fund has a policy to give at least 60 days’ notice before changing this investment policy. Investments that may be correlated with the S&P 500 Index include futures and options based on the index, as well as other investment funds with a similar composition to that of the index (such as SPDRs®, which are shares of a publicly traded unit investment trust that owns the stocks in the S&P 500 Index in approximately the same proportions as represented in the index). The Fund uses these investments to maintain full exposure to the S&P 500 Index.
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Although the Fund does not seek to “concentrate” (in other words, invest 25% or more of its total assets) in securities representing any particular industry, the Fund may so concentrate to the extent consistent with the relative industry weightings of the S&P 500 Index.

From time to time, the stock of the Fund’s investment manager, investment sub-adviser, distributor or one of their affiliates may be included in the S&P 500 Index. The Fund may invest in such a stock only in proportion to its representation in the index, subject to legal requirements, and may refrain from purchasing any such stock.

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Extended Market Index Fund, Asian Pacific Index Fund and European Index Fund
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Each of these Funds uses a strategy called “sampling,” through which the Fund invests in a representative sampling of the stocks found in its target index. Sampling allows each Fund to select stocks whose industry weightings, market capitalizations and risk characteristics, in the aggregate, closely match those of the index. In using sampling, the Fund first buys stocks that make up the larger portions of the index’s value in roughly the same proportion as the index. Next, smaller stocks are analyzed and selected. In selecting smaller stocks, the Fund’s investment sub-adviser seeks to match the industry and risk characteristics of all the smaller companies of the index without buying all of those stocks. The Fund’s investment sub-adviser regularly monitors the Fund’s correlation to its target index and adjusts the portfolio to the extent necessary. At times, the Fund’s portfolio composition may be altered (or “rebalanced”) to reflect changes in the characteristics of the index.

Sampling will be used to balance the benefit of closely tracking the index with the cost of trading securities in the Fund’s portfolio. Each Fund reserves the right to invest in all the securities in the target index to the extent the investment sub-adviser believes this approach to be practical under the circumstances.

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Under normal market conditions, each Fund invests at least 90% of its assets in the securities or other investments that make up, or are correlated with, the applicable index. Each Fund has a policy to give at least 60 days’ notice before changing this investment policy. Investments that may be correlated with an index include futures and options based on the index, as well as other investment funds with a similar composition to that of the index. A Fund uses these investments to maintain full exposure to its target index.
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Although each Fund does not seek to “concentrate” (in other words, invest 25% or more of its total assets) in securities representing any particular industry, the Fund may so concentrate to the extent consistent with the relative industry weightings of its target index.

GENERAL

From time to time, the stock of a Fund’s investment manager, investment sub-adviser, distributor or one of their affiliates may be included in the Fund’s target index. The Fund may invest in such a stock only in proportion to its representation in the index, subject to legal requirements, and may refrain from purchasing any such stock.

Futures, Options and Other Derivatives

Consistent with their investment objectives, the Funds may invest in futures and options. Futures contracts are agreements whereby one party agrees to accept, and the other party agrees to deliver, a dollar amount based on the value of another asset (such as a security, currency or index of securities) on a specified future date. Similarly, options are rights to sell or buy a particular asset on a specified future date at a specified price. These investments allow participation in the performance of the security in a manner generally more convenient and less costly than purchasing the underlying asset. However, this benefit can serve to magnify downward changes in an index or market.

The Funds may, but are not required to, engage in futures and options transactions to help minimize the gap in performance that naturally exists between any index fund and its benchmark index. This gap will occur mainly because, unlike an index, the Funds incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders’ orders. By using futures, the Funds potentially can offset a portion of the gap attributable to their cash holdings. However, because some of the effect of expenses remains, each Fund’s performance normally will be below that of its target index. The use of futures could cause a Fund to track the index less closely if the futures contracts do not perform as expected.

Losses involving futures and options can sometimes be substantial — in part because a relatively small price movement in these investments may result in an immediate and substantial loss for a Fund. To the extent a Fund uses futures and options, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the investment manager’s or sub-adviser’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. For this reason, the Funds do not use futures or options for speculative purposes or as leveraged investments. With respect to each Fund’s investments in futures, initial margin deposits and premiums on futures used for non-hedging purposes will not exceed 5% of the Fund’s net asset value.

Foreign Securities and Currencies

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The European Index Fund and the Asian Pacific Index Fund invest substantially all of their assets in foreign securities. The other Funds may invest in foreign securities consistent with their investment objectives. Each Fund (other than the Dow 30 Fund) tracking a domestic index may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all or a representative sample of the stocks that comprise the index. It is not expected that any of the Funds other than the European Index Fund and Asian Pacific Index Fund will invest more than 5% of its assets in foreign securities. These include non-U.S. dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depository Receipts (ADRs)).
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The Funds that invest in foreign securities denominated in a foreign currency may, but are not required to, engage in foreign currency futures contracts and related options transactions in order to hedge against the possibility that a particular foreign currency may suffer a decline against the U.S. dollar. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. These Funds also may enter into forward foreign currency contracts in order to maintain a desired level of currency exposure. A forward foreign currency contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Funds may use these contracts for reasons such as gaining currency exposure when investing in stock index futures or settling trades in a foreign currency.

INVESTMENT RISKS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds.

The principal risks of investing in the Funds are identified in Investment Objectives, Principal Strategies and Principal Risks and are further described below. Each Fund’s exposure to these risks depends upon its specific investment objective and strategies. Please note that there are many other circumstances that could adversely affect your investment or prevent a Fund from achieving its objective, and that are not described here.

Risks of All Funds

Because the Funds are managed to match the performance of target indices (before expenses), they generally will not keep a substantial portion of their assets in cash or use other techniques, such as currency or index rate hedging or temporary defensive investments, designed to reduce the risk of loss. Thus, the Funds’ portfolios may decrease in value more than an actively managed fund in the event of a general market decline. A Fund’s investments, which may not fully replicate the target index, may perform differently from the securities in the index. In addition, because each Fund is subject to fees and expenses, the Fund will tend to underperform the performance of the index, which is not subject to fees and expenses.

Market Risk. Market risk is the risk that the market value of a Fund’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. The market value of equity securities (stocks) is based largely upon the market’s perception of the issuing company’s value. Normally, the values of fixed income securities (bonds) vary inversely with changes in prevailing interest rates.

The total return of those Funds that invest in stocks will fluctuate within a wide range, like stock prices generally, so you could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These Funds also are subject to market segment risk, which is the risk that returns from stocks comprising the Fund’s portfolio will trail returns from other asset classes or the overall stock market. For example, large-cap stocks, such as those in which the Dow 30 Fund and the 500 Index Fund invest, tend to go through cycles of performing better — or worse — than the stock market in general. These periods have, in the past, lasted for as long as several years. In addition, small- and mid-cap stocks, in which the Extended Market Index Fund invests, historically have been more volatile in price than the large-cap stocks that dominate the S&P 500 Index, and perform differently than the overall stock market.

Non-Diversification Risk. Each of the Funds is non-diversified, which means it can invest a greater portion of its assets in the securities of a single issuer than a diversified fund. Non-diversification risk is the risk that a non-diversified fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund’s net asset value.

Derivative Risk.Futures, options and similar investments often are referred to as “derivatives,” because their performance is derived, at least in part, from the performance of a particular security, market or asset. To the extent a Fund invests in derivatives, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the investment manager’s or sub-adviser’s incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or a market. In addition, because these securities tend to magnify changes in an index or market, downward price changes in a security may result in a loss greater than a Fund’s investment in the security.

Risks of Funds that Invest in Smaller Companies

These risks apply to the Extended Market Index Fund, as well as to the other Funds that may invest in smaller co to have limited product lines, markets or financial resources. The trading volume of smaller company securities is normally lower than that of larger companies. Changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Risks of Funds that Invest in Foreign Securities

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These risks apply to the Funds that may invest in foreign securities, including the Asian Pacific Index Fund and the European Index Fund. Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to exchange rate fluctuations. These risks are heightened in Asian markets. Foreign companies may not be subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies. In addition, some foreign stock exchanges, brokers and companies have less government supervision and regulation than their U.S. counterparts. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters. To the extent any investments are in developing countries, these risks may be heightened. Japanese stocks comprise a large portion of the MSCI® Pacific Index and will represent a correspondingly large component of the Asian Pacific Index Fund’s portfolio. Therefore, this Fund may involve a higher degree of country risk than that of more geographically diversified international funds. A similar risk applies to the European Index Fund: because 4 countries comprise a majority of the MSCI® Europe Index, stocks from the remaining 12 countries with less weighting have correspondingly less impact on its total return.
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Finally, Funds investing in foreign securities are subject to currency risk, which is the risk that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies. Generally, when the U.S. dollar rises in value against another country’s currency, a Fund’s investment in that country loses value because its currency is worth fewer U.S. dollars.

Risks of Funds that Invest in Bonds

These risks apply to the Bond Index Fund, as well as to the other Funds that may invest in fixed income securities.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk is generally higher for long-term bonds, and lower for shorter-term bonds.

Credit Risk. Credit risk is the risk that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund’s return.

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Prepayment Risk. Prepayment risk is the risk that during periods of falling interest rates, a mortgage-backed bond issuer will repay a higher-yielding bond before its maturity date. Forced to invest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ respective portfolio securities is available (i) in the Funds’ Statement of Additional Information and (ii) on the Funds’ website at http://www.tdwaterhouse.com.

PROPOSED FUND REORGANIZATIONS

On March 22, 2005, the Board of Trustees of TD Waterhouse Trust approved a plan to reorganize each of the Funds with a corresponding index fund advised by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. (“Price Funds”), as listed below (the “Reorganizations”). For each Fund, the consummation of its Reorganization is subject to shareholder approval and certain other conditions. Through each Reorganization, a Fund will transfer substantially all of its assets to the respective Price Fund in exchange for shares of equal value of the Price Fund, which will be distributed to shareholders of the Fund and as a result, the Fund’s shareholders will become shareholders of the respective Price Fund. Each Reorganization is being structured with the intention that it will be a tax-free reorganization for federal income tax purposes.

The parties to each proposed Reorganization are listed below:

TD Waterhouse Trust Funds	Price Funds

TD Waterhouse Dow 30 Fund	T. Rowe Price Equity Index 500 Fund
TD Waterhouse 500 Index Fund	T. Rowe Price Equity Index 500 Fund
TD Waterhouse Asian Pacific Index Fund	T. Rowe Price International Equity Index Fund
TD Waterhouse European Index Fund	T. Rowe Price International Equity Index Fund
TD Waterhouse Bond Index Fund	T. Rowe Price U.S. Bond Index Fund
TD Waterhouse Extended Market Index Fund	T. Rowe Price Extended Equity Market Index Fund
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In connection with the proposed Reorganization of the Dow 30 Fund with the T. Rowe Price Equity Index 500 Fund, shareholders of the Dow 30 Fund are being asked to approve a change in the fundamental investment objective of the Dow 30 Fund. The Price Fund with which the Dow 30 Fund is proposed to reorganize seeks to match the performance of the S&P 500® Index. It is proposed that the investment objective of the Dow 30 Fund be changed to that of the Price Fund. If approved by shareholders of the Dow 30 Fund, the change in investment objective would be implemented approximately two weeks prior to the consummation of the Reorganization, at which time the Dow 30 Fund would also change its name to the Equity Index Fund to reflect its new objective.

In addition, the Asian Pacific Index Fund will change its investment objective approximately two weeks prior to the consummation of its Reorganization to match that of the T. Rowe Price International Equity Index Fund. The investment objective of this Price Fund is to provide long-term capital growth. This Price Fund uses the FTSE International Limited Developed ex North America Index. This change does not require shareholder approval. In connection with its change in investment objective, the Asian Pacific Index Fund will change its name to the International Index Fund.

It is anticipated that the Reorganizations will close prior to the end of June 2005, subject to shareholder approval and compliance with the other closing conditions. For more information about the proposed Reorganizations and each of the Price Funds, see the proxy statement and prospectus dated ______, 2005 relating to the special meeting of shareholders, which will be held on or around June 7, 2005.

HOW TO BUY AND SELL SHARES

In view of the proposed Reorganizations decribed above under “Proposed Fund Reorganizations,” shares of the Funds are no longer being offered for sale, or as an exchange option for investors in other TD Waterhouse mutual funds. Any previously effective periodic investment purchase instructions have been canceled.
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If the reorganization does not occur with respect to one or more Funds, it is not currently possible to predict whether additional shares would again be offered for sale by the Funds.

Account Protection. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account are protected up to $150 million per customer. The first $500,000 of coverage is provided by Securities Investor Protection Corporation (“SIPC”) of which up to $100,000 covers cash. A SIPC explanatory brochure is available by calling 1-800-934-4448 or online at http://www.sipc.org. The remaining coverage is provided through Lloyd’s London. Please note that this account protection does not protect against losses due to market fluctuation.
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Exchange Privilege

Shareholders of a Fund are entitled to exchange some or all of their shares of the Fund for shares of another Fund of the TD Waterhouse mutual funds, subject to any applicable redemption fee. Shares that are exchanged will be valued at their respective net asset values computed as of the close of regular trading on the NYSE on the day the exchange order is received by the Fund in proper form (see information relating to placement of Purchase Orders).

An exchange of shares pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes. The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may legally be sold. There is no charge for the exchange privilege. Any exchange, however, must meet the applicable minimum investment amount for the Fund into which the exchange is being made.

Costs of Market-Timing

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Policies and Procedures with respect to Frequent Purchases and Redemptions of Fund Shares

The following information is included for general information. As noted above, shares of the Funds are no longer being offered for sale.
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Some investors try to profit from a strategy called market-timing. “Market-timing” may take many forms. “Market-timing” often involves a strategy of frequent purchases and redemptions of fund portfolio holdings by an investor for profit. This strategy may involve switching money into investments when investors expect prices to rise, and taking money out when they expect prices to fall. Market-timing may also refer to an arbitrage activity that involves frequent purchases and redemptions of fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Market-timing may present certain risks for other shareholders of a fund including, among other things, dilution in the value of fund shares held by long-term shareholders, interference with efficient management of a fund’s portfolio, increased brokerage, administrative and other transaction costs and tax consequences. Therefore, the Board of Trustees of TD Waterhouse Trust, on behalf of the Funds, has adopted a policy for the Funds to discourage frequent purchases and redemptions of fund shares by fund shareholders, and has adopted the policies and related procedures listed below for deterring frequent purchases and redemptions of fund shares by fund shareholders. Unless otherwise described below, these policies and procedures, including restrictions, will apply uniformly in all cases.

•	the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

•	you may be assessed a redemption fee if you redeem shares of a Fund (including any redemption in connection with an exchange transaction) within 5 calendar days after (or 180 days if purchased before August 20, 2004) investing in the Fund (see Fees and Expenses of the Funds for applicable fee amounts and How to Sell Shares – Redemption Fees for further information regarding the redemption fee).

•	each Fund prohibits more than 2 round trips (each “round trip” is a purchase and subsequent sale within any 5 business days on a rolling basis) in a Fund within a rolling 120 calendar days from the date of the first round trip purchase.

•	where a customer is identified as having a history of frequent purchases and redemptions in TD Waterhouse funds that is deemed to constitute market-timing activity, TD Waterhouse will place a trading restriction on the customer’s account to prohibit future purchases and exchanges into TD Waterhouse funds by the account.

•	trading limitations may also be imposed where an account is identified as engaging in frequent purchases and sales of other mutual funds. Depending on the number of non-proprietary funds that TD Waterhouse is aware of which identify the account as having engaged in activity deemed by such fund to constitute market-timing, TD Waterhouse may either restrict the account from purchases of or exchanges into TD Waterhouse fund shares, or may allow the account to purchase or exchange into a Fund, but prohibit the account from engaging in more than 1 round trip within any rolling 120 calendar day period (from the date of the first round trip purchase).
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•	each Fund reserves the right to suspend the offering of shares for a period of time and to reject any purchase request – including exchanges from other Funds – for any reason. A purchase request could be rejected because, among other things, a Fund regards it as disruptive to the efficient management of the Fund, the timing of the investment, a history of excessive trading by any investor, a purchase or exchange order does not meet compliance with the Funds’ policy relating to deterring market-timing, non-compliance with applicable anti-money laundering procedures or there is reason to suspect fraud.

•	the Board of Trustees has adopted, and each Fund complies with, pricing and valuation procedures that eliminate or reduce potential advantages of market-timing in the Funds (see Shareholder Information – Pricing Your Shares).

•	each Fund reserves the right to revise the exchange privilege or limit the amount of an exchange, at any time.

•	each Fund reserves the right to modify the Fund policies and procedures with respect to frequent purchases and redemptions of Fund shares at any time.
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HOW TO SELL SHARES

To sell (redeem) shares of a Fund, you may use any of the methods outlined below. Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Shares of the Fund are redeemed at the next net asset value per share calculated after receipt by the Fund of a redemption request in proper form. See Shareholder Information — Pricing Your Shares.

By Mail. You may sell shares by sending a letter of instruction with the information below, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 073032630. Once you mail your letter, you may not modify or cancel your instructions.

By Telephone. You may sell shares of a Fund by calling your TD Waterhouse Account Officer at 1-800-934-4448.

Electronically. Please refer to product and services information regarding TD Waterhouse online and TradeDirect® (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

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General

With every request to sell shares, you will need to include the following information:

•	your TD Waterhouse account number;

•	the name of the Fund(s) whose shares you wish to sell; and

•	the dollar or share amount you wish to sell.

Payment. The proceeds of the redemption of shares you own of a Fund ordinarily will be credited to your brokerage account the following business day after receipt by the Fund of your redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days from the date of purchase). Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the relevant Fund’s net asset value per share.

Sale Orders. The Funds will not accept electronic (internet or touch-tone) orders or telephonic orders to sell its shares after 4:00 p.m. (Eastern time). Thus, if you plan to sell shares of a Fund electronically or by telephone, you must complete your Internet or touch-tone transmission or place your telephone order before 4:00 p.m. (Eastern time), as the case may be, to affect a same day sale. Orders placed after 4:00 p.m. (Eastern time) will be priced as of the close of regular trading on the NYSE on the next business day.

Redemption Fees. Under the Funds’ policies, you would ordinarily be assessed a redemption fee of 1%, with respect to the Bond Index Fund, or 2%, with respect to all other Funds (expressed as a percentage of the amount you are redeeming) if you redeem shares of a Fund (purchased on or after that date) within 5 days after investing in the Fund. No redemptions effected on or after the date of this Prospectus are subject to a redemption fee. The Funds reserve the right to modify the terms of their policies concerning redemption fees at any time.
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SHAREHOLDER INFORMATION

Telephone Transactions

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Customers of TD Waterhouse automatically have the privilege of redeeming shares of a Fund by telephone. TD Waterhouse and the Funds will employ reasonable procedures to verify the genuineness of telephone purchase and redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Funds may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor any Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.
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Each Fund reserves the right to refuse to honor requests made by telephone if that Fund believes them not to be genuine. Each Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone purchase and redemption privileges may be difficult to implement. Each Fund reserves the right to terminate or modify these privileges at any time.

Brokerage Account Requirements

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Currently, only customers of TD Waterhouse and Selected Brokers are eligible to hold shares of the Funds. If a customer closes the brokerage account in which Fund shares are held, the account closing will result in the redemption of such shares, which could result in adverse tax consequences for the shareholder. Of course, a shareholder may leave his or her brokerage account open so long as he or she desires to hold Fund shares.
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Statements to Shareholders

The Funds do not issue share certificates but record your holdings in noncertificated form. Your Fund activity is reflected in your TD Waterhouse brokerage account statement. The Funds provide you with annual audited and semi-annual unaudited financial statements. Moreover, one copy of each of the annual and semi-annual financial statements and prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the net asset value (“NAV”) per share of a Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. Each Fund’s NAV per share is computed as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time), on each day on which the NYSE is open. Currently, the NYSE is closed on weekends and certain holidays. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

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Securities and assets for which market quotations are readily available or which can be accurately valued within the Trust’s established pricing procedures are valued at current market value. When market quotations are not readily available, or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Most of the securities in which the Asian Pacific Index Fund and the European Index Fund invest are traded in markets that close before the close of regular trading on the NYSE. For securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old as of the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Asian Pacific Index Fund’s or the European Index Fund’s NAV. Accordingly, the Asian Pacific Index Fund and the European Index Fund employ a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures. To the extent a Fund (other than the Asian Pacific Index Fund or the European Index Fund) also holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures. As necessary, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Funds believe that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.
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Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds’ share value may change on days when shareholders will not be able to purchase or redeem those Funds’ shares. In addition, trading in some of the Funds’ portfolio securities may not occur on days when the Fund is open for business.

Each Fund’s shares are sold or redeemed, respectively, at the next NAV per share (subject to any applicable redemption fee, in the case of certain redemptions) calculated after an order and payment are accepted or a redemption request is received by that Fund in the manner described under

How to Buy and Sell Shares.

Dividends and Distributions

It is currently contemplated that dividends of the Bond Index Fund’s net investment income will be declared daily and paid monthly and that dividends of each other Fund’s net investment income, if any, will be declared and paid annually. In the event that the Trust’s Board of Trustees changes the dividend policy, shareholders will be notified. Net capital gain, if any, realized by a Fund will be distributed at least annually. Unless a shareholder elects payment in cash, all dividend and capital gain distributions of the Funds are automatically reinvested in additional full and fractional shares of the relevant Fund at the NAV per share as of the payment date of the distribution.

If you purchase shares shortly before a distribution, you will be taxed on the distribution, even though it represents a return of your investment. To avoid this result, check a Fund’s distribution schedule before you invest.

Taxes

The following discussion is intended to provide information regarding some of the important federal income tax considerations generally affecting the Funds and their shareholders, and should not be relied upon for specific tax advice. You should consult your own tax adviser regarding the particular tax consequences of an investment in the Funds.

Dividends paid out of a Fund’s net investment income (including dividends and taxable interest) and net short-term capital gains generally will be taxable to you as ordinary income. To the extent that dividends paid by a Fund to individual shareholders are attributable to dividends from U.S. corporations and certain qualifying foreign corporations, such dividends generally will be eligible for a maximum tax rate of 15%. Dividends paid by the Bond Index Fund generally will not be eligible for the 15% maximum rate. In addition, if a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by that Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of net long-term capital gains earned by a Fund are taxable to you as long-term capital gains (currently at a maximum rate of 15%), regardless of how long you have held your Fund shares. Fund distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year.

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In certain years, you may be able to claim a credit or deduction on your income tax return for your share of foreign taxes paid by the Asian Pacific Index Fund or the European Index Fund. In such case, you will be required to include in gross income your shares of taxes.
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Each year each Fund in which you have invested will notify you of the tax status of dividends and other distributions (including the amount of dividends eligible for the 15% maximum rate).

Upon the sale or other disposition of your Fund shares (including by exchange), you may realize a capital gain or loss that will be characterized as long-term or short-term, generally depending upon how long you held your shares.

The Funds may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be claimed as a refund or credited against your U.S. federal income tax liability provided that the required information is timely provided to the IRS.

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If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends of the Funds in which you invest (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.
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Fund distributions also may be subject to state, local and foreign taxes.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

MANAGEMENT

Investment Manager

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[          ][(formerly known as TD Waterhouse Asset Management, Inc.)], 100 Wall Street, New York, NY 10005, is each Fund’s investment manager. The investment manager provides investment supervisory and business management services to the Funds, including monitoring the investment programs for the Funds, and selecting and supervising the investment sub-adviser for the Funds. The investment manager also provides day-to-day investment management services for the Dow 30 Fund. [The investment sub-adviser is responsible for providing day-to-day investment management for the other Funds.]

The investment manager is a wholly owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank is a Schedule 1 chartered bank subject to the provisions of the Bank Act of Canada. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group (“TDBFG”). In Canada and around the world, TDBFG serves more than ___ million customers in three key businesses: Personal and Commercial Banking, Wealth Management, and Wholesale Banking. As of February 28, 2005, TDBFG had over $____ billion under management.

In addition to the Funds, the investment manager currently serves as investment manager to TD Waterhouse Bank, N.A. (of which it is an affiliate) and to other proprietary mutual funds, and as of February 28, 2005, had total assets under management in excess of $____ billion.
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The investment management fees that each Fund pays are based on the Fund’s average net assets at the following annual rates:

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Bond Index Fund	0.30%
Dow 30 Fund	0.20%
500 Index Fund	0.30%
Extended Market Index Fund	0.30%
Asian Pacific Index Fund	0.40%
European Index Fund	0.40%
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As described in Fees and Expenses of the Funds, from time to time the investment manager and its affiliates may reduce a Fund’s expenses (by paying certain expenses and/or waiving fees). A Fund may be required to reimburse the investment manager or its affiliates for these expenses at a later time, provided that the Fund’s assets have grown or expenses have declined sufficiently to allow reimbursement without causing its total operating expenses to exceed the stated percentage limit. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

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For the fiscal year ended January 31, 2005, the Funds paid the following amounts (as a percentage of average net assets) to the investment manager for its services: ____% with respect to the Bond Index Fund; ____% with respect to the Dow 30 Fund; ____% with respect to the 500 Index Fund; ____% with respect to the Extended Market Index Fund; ____% with respect to the Asian Pacific Index Fund; and ____% with respect to the European Index Fund.

[The investment manager, not the Funds, is responsible for compensating the investment sub-adviser.]
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[Investment Sub-Adviser]

[TD Investment Management Inc. TD Investment Management Inc., 161 Bay Street, Canada Trust Tower, 35th Floor, Toronto, Ontario, Canada M5J 2T2 (“TDIM”), serves as investment sub-adviser to each of the Funds, except the Dow 30 Fund. TDIM implements the investment program for each of these Funds. TDIM is a wholly owned subsidiary of TD Bank and part of the TD Bank Financial Group. As of January 31, 2005, TDIM had approximately $____ million in assets under management.]

Portfolio Managers

Each Fund is managed by a team of investment professionals. TDIM believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. [The name, title, length of service, and business experience during the past 5 years of the person or persons who are primarily responsible for the day to day management of each Fund appears in the table below.

Portfolio Manager team member, title, and length of service	Description of Role on the team	Business Experience during last 5 Years

[For each Fund, include information for up to 5 persons who are jointly and primarily responsible.]

Additional information about the Portfolio Managers’ team members’ compensation, other accounts that they manage and their ownership of shares of the Funds is available in the Funds’ SAI.]
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Administrator

As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative and management services to the Funds. For its services as administrator, TD Waterhouse is entitled to receive an annual fee of 0.10% of the average net assets of each Fund (except the Dow 30 Fund). For providing services to the Dow 30 Fund, the investment manager (and not the Fund) compensates TD Waterhouse. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Funds. TD Waterhouse pays FDI’s fees for providing these services.

Distributor

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FDI acts as distributor of the Funds’ shares.
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Shareholder Servicing

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The Funds’ Shareholder Servicing Plan permits each Fund to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide to their clients who are shareholders of the Fund, at a rate of 0.25 of 1% of the average daily net assets of the Fund. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. At present, TD Waterhouse is the only financial institution that may be paid for its services under the Shareholder Servicing Plan.
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OTHER INFORMATION

A Word about the Indexes

Investors should be aware of the following information.

Lehman Brothers U.S. Aggregate Index (Bond Index Fund). Lehman Brothers (“Lehman”) does not sponsor the Bond Index Fund, nor is it affiliated in any way with the Fund or its investment manager or investment sub-adviser. The Bond Index Fund is not sponsored, endorsed, sold, or promoted by Lehman, and neither Lehman nor the Lehman Index makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund.

LEHMAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. LEHMAN, ITS PARENT, OFFICERS, DIRECTORS, AFFILIATES, EMPLOYEES, AND AGENTS, SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE COMPANY OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, COMPLETENESS OR CURRENCY OF THE INDEX OR FOR DELAYS OR OMISSIONS THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. IN NO EVENT WILL LEHMAN BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF LEHMAN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Dow Jones Industrial Average SM (Dow 30 Fund). “Dow Jones,” “Dow Jones Industrial Average,”SM “DJIA”SM and “DIAMONDS”SM are service marks of Dow Jones & Company, Inc. (“Dow Jones”). Dow Jones has no relationship to the investment manager other than the licensing of the DJIA and its service marks for use in connection with the Fund.

Dow Jones does not:

•	sponsor, endorse, sell or promote the Fund;

•	recommend that any person invest in the Fund or any other securities;

•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund;

•	have any responsibility or liability for the administration, management or marketing of the Fund; or

•	consider the needs of the investment manager or the shareholders of the Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically,

•	Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

–	the results to be obtained by the investment manager, the shareholders of the Fund or any other person in connection with the use of the DJIA and the data included in the DJIA;

–	the accuracy or completeness of the DJIA and its data; or

–	the merchantability and the fitness for a particular purpose or use of the DJIA and its data;

•	Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

•	Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the investment manager and Dow Jones is solely for their benefit and not for the benefit of the shareholders of the Fund or any other third parties.

S&P 500 Index (500 Index Fund). “Standard & Poor’s”, “S&P”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Toronto-Dominion Bank.

The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the investment manager is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the investment manager or the Fund. S&P has no obligation to take the needs of the investment manager or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Dow Jones Wilshire 4500 Completion Index (Extended Market Index Fund). “Dow Jones,” “Wilshire” and “Dow Jones Wilshire 4500” are service marks of Dow Jones and Company, Inc. (“Dow Jones”) and “Wilshire Associates Incorporated (“Wilshire”) and have been licensed for use by the investment manager.

The Extended Market Index Fund is not sponsored, endorsed, sold or promoted by Dow Jones or Wilshire. Neither Dow Jones or Wilshire makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the DJW 4500 Index to track general stock market performance. Dow Jones and Wilshire’s only relationship to the investment manager is the licensing of certain trademarks and trade names of Dow Jones and Wilshire. The DJW 4500 Index is composed and calculated without regard to the investment manager or the Fund. Neither Dow Jones or Wilshire has any obligation to take the needs of the investment manager or the owners of the Fund into consideration in determining, composing or calculating the DJW 4500 Index. Neither Dow Jones or Wilshire guarantees the accuracy or the completeness of the DJW 4500 Index or any data included therein and neither Dow Jones or Wilshire shall have any liability for any errors, omissions, or interruptions therein. Neither Dow Jones or Wilshire makes any warranty, express or implied, as to the results to be obtained by the investment manager, owners of the Fund, or any other person or entity from the use of the DJW 4500 Index or any data included therein. Neither Dow Jones or Wilshire makes any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DJW 4500 Index or any data included therein. Without limiting any of the foregoing, in no event will either Dow Jones or Wilshire have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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MSCI ® Pacific Index (Asian Pacific Index Fund) and MSCI ® Europe Index (European Index Fund). Each of the MSCI® Pacific Index and the MSCI® Europe Index is the exclusive property of MSCI®. Morgan Stanley Capital International is a service mark of MSCI® and has been licensed for use by the investment manager.

Each of the Asian Pacific Index Fund and the European Index Fund is not sponsored, endorsed, sold or promoted by MSCI® or any affiliate of MSCI®. Neither MSCI® nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in the Funds particularly or the ability of either the MSCI® Pacific Index or the MSCI® Europe Index to track general stock market performance. MSCI® is the licensor of certain trademarks, service marks and trade names of each of the MSCI® Pacific Index and the MSCI® Europe Index which is determined, composed and calculated by MSCI® without regard to the issuer of the Funds or the Funds. MSCI® has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration in determining, composing or calculating either index. MSCI® is not responsible for and has not participated in the determination of the timing of prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Neither MSCI® nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.
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ALTHOUGH MSCI® SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MSCI® CONSIDERS RELIABLE, NEITHER MSCI® NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI® NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INVESTMENT MANAGER, INVESTMENT MANAGER’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI® NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI® HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI® OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

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The financial highlights table is intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total return amounts in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). [This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request by calling Customer Service at 1-800-934-4448. ]
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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about each Fund and its policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
P.O. Box 2630
Jersey City, New Jersey 07308-2630

Telephone: 1-800-934-4448
Hearing Impaired: TTY 1-800-933-0555
Internet site: http://www.tdwaterhouse.com

Text-only versions of the Funds’ prospectus, SAI and shareholder Reports can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about the Funds, including the SAI, at the SEC’s public reference room in Washington, D.C. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

The Funds’ investment company registration number is 811-9519.

©2004 TD Waterhouse Investor Services, Inc. Member NYSE/SIPC.

TD WATERHOUSE TRUST
100 Wall Street, New York, New York 10005
TD Waterhouse, Customer Service - 1-800-934-4448

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STATEMENT OF ADDITIONAL INFORMATION
May ___, 2005
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Bond Index Fund
Dow 30 Fund
500 Index Fund
Extended Market Index Fund
Asian Pacific Index Fund
European Index Fund
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This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May ___, 2005 (the “Prospectus”) for TD Waterhouse Bond Index Fund, TD Waterhouse Dow 30 Fund, TD Waterhouse 500 Index Fund, TD Waterhouse Extended Market Index Fund, TD Waterhouse Asian Pacific Index Fund, and TD Waterhouse European Index Fund, each of which is a separate portfolio of TD Waterhouse Trust.

Each Fund’s financial statements and financial highlights for the fiscal period ended January 31, 2005, including the independent auditors’ report thereon, are included in the Fund’s Annual Report and are incorporated herein by reference. The Prospectus is also incorporated herein by reference.
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To obtain a free copy of the Prospectus or the Annual Report, please write to TD Waterhouse Investor Services, Inc., Customer Service, P.O. Box 2630, Jersey City, New Jersey, 07303-2630, or call 1-800-934-4448.

TABLE OF CONTENTS

[NOTE: UPDATE TOC]

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TD WATERHOUSE TRUST

GENERAL INFORMATION

Glossary

As used in this SAI, the following terms shall have the meanings listed:

 “500 Index Fund” means the TD Waterhouse 500 Index Fund.

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“Asian Pacific Index Fund” means the TD Waterhouse Asian Pacific Index Fund.
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“Bond Index Fund” means the TD Waterhouse Bond Index Fund.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“DJIASM” means the Dow Jones Industrial AverageSM.

“Dow 30 Fund” means the TD Waterhouse Dow 30 Fund.

“European Index Fund” means the TD Waterhouse European Index Fund.

“Extended Market Index Fund” means the TD Waterhouse Extended Market Index Fund.

“Fund” means each of the six separate portfolios of the Trust to which this SAI relates as identified on the cover page.

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 “Investment Adviser” means the Investment Manager [in the case of the Dow 30 Fund and the respective Investment Sub-Adviser in the case of each of the other Funds].
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“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Manager” means TD Waterhouse Asset Management, Inc.

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[“Investment Sub-Adviser” means TD Investment Management Inc. ]
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“Moody’s” means Moody’s Investors Service.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s.

“Securities Act” means the Securities Act of 1933, as amended.

“TD Waterhouse” means TD Waterhouse Investor Services, Inc., the Trust’s Administrator and a broker-dealer affiliate of the Investment Manager.

 “Trust” means TD Waterhouse Trust.

Introduction

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The Trust is registered under the Investment Company Act as an open-end management investment company. The Trust was formed under Delaware law on August 6, 1999 as a Delaware statutory trust. On September 20, 1999, the Dow 30 Fund’s name was changed from “Waterhouse Dow 30 Fund” to its present name. The Dow 30 Fund was originally a series of TD Waterhouse Family of Funds, Inc., a Maryland corporation. On November 5, 1999, the Dow 30 Fund was reorganized as the initial series of the Trust. Each other Fund commenced operations on August 31, 2000. The Trust is known as a “series company” because it offers multiple Funds. Each Fund is a separate portfolio of assets and has its own investment objective, which it pursues through its investment policies, as described below and in the Prospectus. Each Fund is “non-diversified” as that term is defined under the Investment Company Act.

Investors should note that each of the Funds is subject to a pending reorganization proposal whereby it would be reorganized into an index fund advised by T. Rowe Price Associates, Inc. (the “Reorganizations”). See “Proposed Fund Reorganizations” in the Prospectus. Each Reorganization is being structured with the intention that it will be a tax-free reorganization for federal income tax purposes.
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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The following supplements the discussion in the Prospectus of the Funds’ investment objectives and their principal and additional investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval unless otherwise noted. The Dow 30 Fund’s investment objective and any policy designated by a Fund as fundamental may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of a Fund, means the vote of the holders of the lesser of (i) 67% of the shares of the Fund present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Capitalized terms not otherwise defined in this SAI have the same meanings as in the Prospectus. Whenever an investment policy or restriction of any Fund described in the Prospectus or in this SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to that Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by a Fund will not be considered a violation.

Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that the Investment Adviser, in its discretion, might, but is not required to, use in managing a Fund’s portfolio assets. The Investment Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of the Investment Adviser, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on that Fund’s performance.

Fund Matters

Indexing and Managing the Funds.  The Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, each Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate or sample, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its target index. Each Fund will be substantially invested in securities in the applicable index or other securities or financial instruments that are correlated with securities in that index (fixed-income securities in the case of the Bond Index Fund and equity securities in the case of the other Funds).

A Fund may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities, which basket may be based upon a target index. Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to a Fund or by a Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Investment Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Investment Adviser may, but is not required to, enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

Each Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other operating costs and expenses incurred by the Fund (e.g., transfer agency, audit), taxes (including foreign withholding taxes, where applicable), changes in either the composition of the target index or the assets of a Fund, and the timing and amount of investor contributions and withdrawals, if any.

Cash Flows; Expenses.  The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any operating costs (e.g., transfer agency, audit) that will be borne by the Funds.

Securities-Related Businesses.  The Investment Company Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (“financial companies”). If an index provides a higher concentration in one or more financial companies, a Fund may experience difficulty in its efforts to track its target index due to the limitations on investments in such companies.

Investment in Certain Affiliates.  The Investment Company Act limits the ability of each Fund to invest in securities issued by the Fund’s Investment Adviser, distributor or their affiliates. From time to time, the stock of a Fund’s Investment Adviser, distributor or one of their affiliates may be included in the Fund’s target index. In that case, the Fund may invest in such stock only in proportion to its representation in the index, subject to applicable legal requirements, or may forego making any such investment.

Equity Securities

Common Stock and Preferred Stock.  Shares of common stock represent a proportionate ownership interest in a company. As a result, the value of common stock rises and falls with a company’s success or failure. The market value of common stock can fluctuate significantly. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment.

Investment Company Securities.  Each Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the Investment Company Act, a Fund’s investment in such securities is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds, or shares of registered unit investment trusts, including DIAMONDSSM and S&P Depositary Receipts® (“SPDRs®”).

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Exchange-Traded Index Securities.  Subject to the limitations on investment in investment company securities set forth above, the Funds may invest in exchange-traded index funds (“ETFs”) such as SPDRs®, NASDAQ 100 Index Trading Stock (“QQQQs”), DIAMONDS, iShares and various country index funds. SPDRs® and QQQQs, for example, typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® and NASDAQ 100 indices, respectively. There can be no assurance that this can be accomplished as it may not be possible for the issuer to replicate and maintain exactly the composition and relative weightings of the Index securities. These ETFs are subject to the risks of investing in the underlying securities.

OPALS.   The Asian Pacific Index Fund and the European Index Fund may each invest in Optimized Portfolios As Listed Securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks that are inherent in investing directly in foreign securities. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.
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Warrants .   To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. The Funds may only purchase warrants on securities in which the Fund may invest directly.

Debt Securities

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In General.   A Fund investing in fixed-income securities will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk, event risk and prepayment risk. Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. In general, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.
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Credit risk is the possibility that an issuer of securities held by a Fund will be unable to make payments of either interest or principal or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of the Fund is a function of the diversification and credit quality of its underlying securities.

A Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by the Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spin-offs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the mortgage-backed securities held by the Fund may exhibit price characteristics of longer-term debt securities. The corporate substitution strategy used by a Fund may increase or decrease the Fund’s exposure to the foregoing risks relative to those of its target index.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a higher susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody’s or S&P, and may also invest in unrated debt securities that are considered by the Investment Adviser to be of comparable quality.

Low-Rated Debt Securities.  Securities rated lower than Baa by Moody’s or BBB by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See the Appendix for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Convertible Securities . The convertible securities in which the Bond Index Fund may invest include debt securities (such as corporate bonds, notes and debentures) and other securities (preferred stock) that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity security, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed income securities, convertible securities may provide a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

U.S. Government Securities.  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae (Federal National Mortgage Association), Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

Mortgage-Backed Securities.  Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

It is anticipated that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may make investments in those new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Mortgage Obligations.  Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

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Asset-Backed Securities.  The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose entities, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Bond Index Fund’s investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.
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Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust (“Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the Trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated failure of the credit support could adversely affect the return on an investment in such a security.

The Bond Index Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Zero Coupon Bonds.   Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Bond Index Fund holds zero-coupon bonds in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to make distributions representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay distributions representing unpaid, accrued interest may be obtained from, for example, proceeds from sales of portfolio securities, payments received for Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

Short-Term Instruments and Temporary Investments.  Each Fund may invest in certain money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”); (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the Fund’s Investment Adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “A” by Moody’s or S&P; (v) repurchase agreements (except that the Dow 30 Fund may only invest in repurchase agreements covering securities in which the Fund may invest directly); and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Fund’s Investment Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. The Funds also may invest in money market mutual funds that invest in the above-described instruments. In addition, the Dow 30 Fund may invest in interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from another nationally recognized statistical rating organization.

Bank Obligations.   The Funds may invest in bank obligations, including time deposits, certificates of deposit, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Adviser believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities discussed below. See “Foreign Securities.”

Commercial Paper and Short-Term Corporate Debt Instruments.  Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Investment Adviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least “A” by Moody’s or S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

Repurchase Agreements.  Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and pursuant to an agreement that requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

All repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund’s custodian (or a sub-custodian) has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Investment Adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Floating- and Variable-Rate Obligations.  Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit changes (increases or decreases) in the amount of interest received on the debt instruments.

A Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund may invest in obligations that are not so rated if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. To the extent a demand obligation does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which each Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Investment Adviser, are of comparable quality to issuers of other permitted investments of a Fund may be used for letter of credit-backed investments.

Foreign Securities

The securities of foreign issuers in which the Funds may invest include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and related depository instruments, American Depository Shares (“ADSs”), Global Depository Shares (“GDSs”), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

Depository Receipts.  ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Obligations of Foreign Governments and Corporations.  The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with its investment objective, a Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Foreign Market Risk.  Foreign security investment involves special risks not present in U.S. investments that can increase the chances that the Funds will lose money. These risks are heightened for investments in developing countries. In particular, the Funds are subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Funds to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain of those economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions, such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States’ securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company’s securities based on “inside,” non-public information about that company). Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States.  The Funds generally hold the foreign securities and cash in which they invest outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the United States.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and foreign countries, including emerging market countries, may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign bond markets have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign Currencies.  Investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because certain Funds normally will be invested in both U.S. and foreign securities markets, changes in those Funds’ share prices may have low correlations with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

Foreign Currency Exchange Transactions.  The Funds may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. The Funds generally will not enter into forward foreign currency contracts in an attempt to reduce currency risk.

While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

Each Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

Each Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Options

In General.   A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See “Dividends and Tax Status.”

A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund’s holding period for the option.

Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the “counterparty”) to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Investment Adviser will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

Risks of Options Transactions.  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

When conducted outside the United States, options transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in each Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Each Fund’s options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Each Fund’s success in using options techniques depends, among other things, on the Investment Adviser’s ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

Futures Contracts and Options on Futures Contracts

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In General.   Each Fund may enter into futures contracts and options on futures contracts for any number of reasons as indicated in the Prospectus, including managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets or securities; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.
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Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, each Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, each Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon for other than bona fide hedging purposes if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are “in-the-money,” would exceed 5% of the liquidation value of the Fund’s portfolio (or the Fund’s net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Securities Index Futures Contracts.  Each Fund may enter into securities index futures contracts as an efficient means of gaining exposure to the equity and bond markets. A Fund will not engage in transactions in futures contracts for speculation. A Fund may enter into index futures contracts for several reasons: to simulate full investment in its target index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns when a futures contract is priced more attractively than securities in the index.

An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500® Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index assigns relative weightings to the 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500® Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500® Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500® Index at a specified future date at a contract price of $150 and the S&P 500® Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500® Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Foreign Currency Futures Contracts and Related Options.  The Funds (except for the Bond Index Fund and the Dow 30 Fund) may engage in foreign currency futures contracts and related options transactions for any number of reasons, including managing their exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Funds may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Funds may be denominated. A call option on a foreign currency gives the buyer the right to buy, and, with respect to a put option, the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Funds may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a “surrogate” currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency’s exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts.  The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund’s securities which are the subject of the transactions.

Risks Associated With Futures and Related Options.  There can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the securities to which these instruments relate, which may result in a strategy employing these instruments not achieving its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedging strategy may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Each Fund’s success in using futures and options for hedging depends, among other things, on the Investment Adviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of the hedging instrument. The skills necessary for successful use of hedging instruments are different from those used in the selection of individual stocks.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Other Securities and Techniques

Short Sales.   In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, a Fund (except the Bond Index Fund) may engage in short sales (i.e., sell a security the Fund does not own, or in an amount greater than the Fund owns). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. The Investment Adviser will not employ short sales in reflection of the Investment Adviser’s outlook for the securities markets or for the performance of the securities sold short. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.  Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund, other than the Bond Index Fund, currently does not intend on investing more than 5% of its assets in when-issued securities. Each Fund will segregate cash or liquid securities in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

Swaps.   The Bond Index Fund may enter into interest-rate swaps, and each Fund (except the Dow 30 Fund) may enter into index and total return swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. Total return swaps involve the exchange of obligations to pay an amount equal to the total return on securities, indices or other referenced assets. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Each Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap on a net basis, it will segregate cash or other liquid securities at least equal to the net amount (i.e., the excess of the Fund’s obligations over its entitlements with respect to each swap) accrued on a daily basis. The Fund will segregate cash or other liquid securities with respect to its total obligations under any swaps that are not entered into on a net basis. If there is a default by the other party to a swap transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

Reverse Repurchase Agreements.  Although the Funds have no current intention of engaging in reverse repurchase agreements, each Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing subject to each Fund’s fundamental investment restriction concerning borrowing.

Dollar Rolls.  The Bond Index Fund may enter into dollar rolls in which the Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques which can be deemed to involve leverage. The Fund will segregate liquid securities in an aggregate amount equal to the amount of the forward commitment. The Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Index Participations and Index Participation Contracts.  Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in index participation contracts only if a liquid market for them appears to exist.

Hybrid Instruments.  Hybrid instruments (a type of potentially high-risk derivative) typically combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that a Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions (“component” transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

Future Developments.  A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Illiquid Securities.  Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities” or “not readily marketable” (i.e., they cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price. The Trust’s Board of Trustees has approved guidelines for use in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Investment Adviser will monitor such restricted securities. Among the factors the Investment Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the unregistered nature of the security; (2) the frequency of trades and quotations for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) the willingness of dealers to undertake to make a market in the security; (5) the trading and markets for the security; and (6) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Investment Adviser monitors the liquidity of the securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

Loans of Portfolio Securities.  Each Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund’s total assets and loans of portfolio securities must be fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

Borrowing.   Borrowing may exaggerate the effect on each Fund’s net asset value of any increase or decrease in the value of the Fund’s portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund’s borrowings will be fixed, each Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. As a fundamental policy, a Fund’s borrowings may not exceed 33 1/3% of its total assets. Each Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). If a Fund’s borrowings were to exceed 33 1/3%, the Fund may be required to sell securities in order to reduce its borrowings. Each Fund may not make additional purchases when borrowings exceed 5%.

Non-Diversification.  Each Fund is classified as “non-diversified” for purposes of the Investment Company Act, which means that it is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Fund makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

Concentration.  Generally, each Fund may not “concentrate” its assets in securities related to a particular industry, although it may invest its assets in any industry in which the Fund’s benchmark index is concentrated to approximately the same degree during the same period. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Fund’s assets would be invested in the securities of issuers within the same industry. To the extent that a Fund’s investments are concentrated in any one industry at any given time, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Portfolio Turnover.  A change in securities held by a Fund is known as “portfolio turnover.” A high turnover rate may increase transaction costs and result in additional taxable gains. Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund’s portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.

The portfolio turnover rate for each Fund generally is not expected to exceed 25%.

Additional Information Concerning the Indices

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Lehman Brothers U.S. Aggregate Index.  Lehman Brothers (“Lehman”) does not sponsor the Bond Index Fund, nor is it affiliated in any way with the Fund or its Investment Manager [or Investment Sub-Adviser[. The Bond Index Fund is not sponsored, endorsed, sold, or promoted by Lehman, and neither Lehman nor the Lehman Index makes any representation or warranty, express or implied, regarding the advisability of investing in the Fund.
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LEHMAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. LEHMAN, ITS PARENT, OFFICERS, DIRECTORS, AFFILIATES, EMPLOYEES, AND AGENTS, SHALL HAVE NO LIABILITY, CONTINGENT OR OTHERWISE, TO THE COMPANY OR TO THIRD PARTIES, FOR THE QUALITY, ACCURACY, COMPLETENESS OR CURRENCY OF THE INDEX OR FOR DELAYS OR OMISSIONS THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. IN NO EVENT WILL LEHMAN BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF LEHMAN HAS BEEN ADVISED OF THE POSSIBILTY OF SUCH DAMAGES.

Dow Jones Industrial Average.  “Dow JonesSM,” “Dow Jones Industrial AverageSM,” “DJIASM” and “DIAMONDSSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). Dow Jones has no relationship to the Investment Manager other than the licensing of the DJIA and its service marks for use in connection with the Dow 30 Fund.

Dow Jones does not (i) sponsor, endorse, sell or promote the Dow 30 Fund; (ii) recommend that any person invest in the Dow 30 Fund or any other securities; (iii) have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Dow 30 Fund; (iv) have any responsibility or liability for the administration, management or marketing of the Dow 30 Fund; and (v) consider the needs of the Investment Manager or the shareholders of the Dow 30 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

Dow Jones will not have any liability in connection with the Fund. Specifically, (i) Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: (a) the results to be obtained by the Investment Manager, the shareholders of the Dow 30 Fund or any other person in connection with the use of the DJIA and the data included in the DJIA; (b) the accuracy or completeness of the DJIA and its data; and (c) the merchantability and the fitness for a particular purpose or use of the DJIA and its data; (ii) Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data; and (iii) under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The Investment Manager is a party to the License Agreement with Dow Jones that grants to the Investment Manager and to the Dow 30 Fund a non-exclusive license to use the DJIA, the proprietary data contained therein, and related trademarks and service marks solely in connection with the operations of the Fund. As the licensee, the Investment Manager pays Dow Jones a licensing fee. Accordingly, the DJIA and Dow Jones related marks are not assets of the Dow 30 Fund and can be withdrawn from the Fund. Currently, the License Agreement is scheduled to expire five years from the commencement date of initial issuance of the Dow 30 Fund and is subject to a renewal term of three years (the “Renewal Term”) after which the license is automatically extended for successive additional terms of one year each (each, an “Additional Term”) unless either Dow Jones or the Investment Manager gives written notice to the other that the License Agreement will not be extended at least 90 days before the expiration of the Renewal Term or such Additional Term. As a condition to the Renewal Term, the assets of the Dow 30 Fund must be at least $250 million. The parties thereto may extend the term of the License Agreement beyond its final expiration date without the consent of any of the shareholders of the Dow 30 Fund. The licensing agreement between the Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the Dow 30 Fund shareholders or any other third parties.

S&P 500 Index.  “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Toronto-Dominion Bank.

The 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 to track general stock market performance. Standard & Poor’s only relationship to the 500 Index Fund is the licensing of certain trademarks and trade names of Standard & Poor’s and of the S&P 500 which is determined, composed and calculated by Standard & Poor’s without regard to the Fund. Standard & Poor’s has no obligation to take the needs of the 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of the 500 Index Fund or the timing of the issuance of sale of shares of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of the Fund.

STANDARD & POOR’S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND STANDARD & POOR’S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR’S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE 500 INDEX FUND, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR’S MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR’S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Dow Jones Wilshire 4500 Completion Index (“DJW 4500 Index”) (formerly known as the Wilshire 4500 Equity Index).  The Extended Market Index Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates Incorporated (“Wilshire”) or Dow Jones Company, Inc. (“Dow Jones”). Neither Dow Jones nor Wilshire makes any representation or warranty, express or implied, to the owners of the Extended Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the DJW 4500 Index to track general stock market performance. Dow Jones’ and Wilshire’s only relationship to the Investment Manager[, the Investment Sub-Adviser] or the Extended Market Index Fund is the licensing of certain service marks and trade names of Dow Jones and Wilshire and of the DJW 4500 Index which is determined, composed and calculated by Dow Jones and Wilshire without regard to the Investment Manager[, the Investment Sub-Adviser] or the Fund. Neither Dow Jones nor Wilshire has any obligation to take the needs of the Investment Manager[, Investment Sub-Adviser,] the Extended Market Index Fund, or the Fund’s shareholders into consideration in determining, composing or calculating the DJW 4500 Index.
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Neither Dow Jones nor Wilshire guarantee the accuracy or the completeness of the DJW 4500 Index or any data included therein and Dow Jones and Wilshire shall have no liability for any errors, omissions, or interruptions therein. Neither Dow Jones nor Wilshire makes any warranty, express or implied, as to results to be obtained by the Extended Market Index Fund, the shareholders, or any other person or entity from the use of the DJW 4500 Index or any data included therein. Neither Dow Jones nor Wilshire makes any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DJW 4500 Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones and Wilshire have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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MSCI® Pacific Index (Asian Pacific Index Fund) and MSCI® Europe Index (European Index Fund) (the “Funds”).  Each of the MSCI®  Pacific Index and the MSCI®  Europe Index is the exclusive property of MSCI®. Morgan Stanley Capital International is a service mark of MSCI® and has been licensed for use by the Investment Manager.
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Each of the Asian Pacific Index Fund and the European Index Fund is not sponsored, endorsed, sold or promoted by MSCI® or any affiliate of MSCI®. Neither MSCI® nor any other party makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of either the MSCI®  Pacific Index or the MSCI®  Europe Index to track general stock market performance. MSCI® is the licensor of certain trademarks, service marks and trade names of MSCI® and each of the MSCI®  Pacific Index and the MSCI®  Europe Index which is determined, composed and calculated by MSCI® without regard to the issuer of the Funds or the Funds. MSCI® has no obligation to take the needs of the issuer of the Funds or the owners of the Funds into consideration in determining, composing or calculating the MSCI® Pacific Index and MSCI® Europe Index. MSCI® is not responsible for and has not participated in the determination of the timing of prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are redeemable for cash. Neither MSCI® nor any other party has any obligation or liability to owners of the Funds in connection with the administration, marketing or trading of the Funds.
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ALTHOUGH MSCI® SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MSCI® CONSIDERS RELIABLE, NEITHER MSCI® NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI® NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, THE LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THERIEN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI® NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI® HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI® OR ANY OTHER PARTY HAVE ANY LIABLITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Fund Policies

Fundamental Investment Restrictions.  The following are each Fund’s fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the Investment Company Act. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.

Each Fund:

1.             may not issue senior securities, except as permitted under the Investment Company Act;

2.             a.  (with respect to all Funds except the Dow 30 Fund) may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). For these same purposes, the Funds may borrow money from persons other than banks to the extent permitted by applicable law. For purposes of this investment restriction, the Fund’s entry into short sales, reverse repurchase agreements, dollar rolls, options, forward contracts, futures contracts, including those relating to indices, options on futures contracts or indices and other similar transactions that may be described in the Fund’s Prospectus or SAI shall not constitute borrowing to the extent they are covered;

                b.             (with respect to the Dow 30 Fund only) may not borrow money, except as permitted under the Investment Company Act;

                c.             (with respect to the Dow 30 Fund only) may not make short sales of securities, except as may be described in the Prospectus and SAI from time to time, or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

3.             may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the disposition of portfolio securities;

4.             a.             (with respect to all Funds except the Dow 30 Fund) may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any industry in which the Fund’s benchmark index is concentrated to approximately the same degree during the same period

                b.             (with respect to the Dow 30 Fund only) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements with respect to these securities, and shares of investment companies and series thereof) if, as a result, more than 25% of the Dow 30 Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided, however, that this restriction does not apply to the extent that more than 25% of the DJIA is represented by securities of companies whose principal business activities are in any one industry;

5.             may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

6.             may not purchase or sell physical commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments; and

7.             may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund’s total assets.

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Non-Fundamental Operating Restrictions.  The following are each Fund’s non-fundamental operating restrictions, which may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.
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Unless indicated otherwise below, each Fund may not:

1.             (with respect to all Funds except the Dow 30 Fund) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and other similar financial transactions;

2.             purchase securities of other investment companies, except to the extent permitted under the Investment Company Act or exemptive relief therefrom;

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3.             invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act;
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4.             (with respect to all Funds except the Dow 30 Fund) purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund’s offering documents;

5.             (with respect to the Dow 30 Fund only) invest, under normal market conditions, less than 80% of its net assets (plus any borrowings for investment purposes) in the stocks of the DJIA or other investments that are correlated with that index; provided that any change to such policy shall require notice to shareholders at least 60 days prior to such change; and

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Each Fund may, notwithstanding any other fundamental or non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Disclosure of Portfolio Holdings

The Board has adopted a Trust policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”).
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Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Trust has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Trust’s Investment Adviser, [Investment Sub-Adviser (as applicable, with respect to a Fund)], fund accountant, custodian, distributor, proxy voting service or any employee or agent of such persons (“Trust Representative”) will (or may) have access to Fund portfolio holdings information on a regular basis (or, as necessary to vote Fund proxies, with respect to the proxy voting service). Trust Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Trust nor a Trust Representative may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy. With respect to the proxy voting service, the Investment Adviser [(or Investment Sub-Adviser, as applicable)] will provide portfolio holdings information to such service, subject to these conditions. In addition, neither the Trust nor any Trust Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Trust or in other investment companies or accounts managed by TD Waterhouse Asset Management, Inc. [or TD Investment Management, Inc., as applicable,] or their respective affiliates.

In accordance with the Policy, each Fund’s complete portfolio holdings will be published on the TD Waterhouse website (www.tdwaterhouse.com) as of the end of each month, subject to a 30 day lag between the date of the information and the date on which the information is disclosed. The Trust also will publish on the TD Waterhouse website each Fund’s month-end top ten holdings, again with a 30 day lag time. The Trust may disclose Fund holdings to any person commencing the day after the information is first published on the TD Waterhouse website and the Trust may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (CCO) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Trust and Trust Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.
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MANAGEMENT OF THE TRUST

Trustees and Executive Officers

Responsibility for overall management of the Funds rests with the Board of Trustees of the Trust in accordance with Delaware law.

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The following table contains information regarding the Trust’s Trustees and Officers. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act, are referred to as “Independent Trustees.” The Trustee who is deemed to be an “interested person” of the Trust is referred to as an “Interested Trustee.” The “Fund Complex” included 12 mutual funds of the Trust, TD Waterhouse Family of Funds, Inc. (“TD WFF”) and TD Waterhouse Plus Funds, Inc. (formerly, National Investors Cash Management Fund, Inc.) (“TDPF”), advised by TD Waterhouse Asset Management, Inc.
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Name, Address And Age	Position(s) Held with the Trust	Term of Office with Trust and Length of Time Served †	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee ††

Independent Trustees

RICHARD W. DALRYMPLE c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 61	Trustee	Since 9/8/99	Chief Executive Officer of American Red Cross (Nassau County Chapter) since 2003; Chairman of CheckSpring Community Corporation since 2004; Chief Operating Officer of National Center for Disability Services in 2002; President of Teamwork Management, Inc. from 1996 through 2001; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; and Director of Dime Bancorp, Inc. from 1990 through January 2002.	12	None

PETER B.M. EBY c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 66	Trustee	Since 6/6/02	Vice Chairman and Director of Nesbitt Burns, Inc. (provides investment and securities services) until October 1998.	12	Director of Leons Furniture Limited since May 1977; Director of Sixty Split Corp. since March 2001; Director of George Weston Limited since May 2002. Director of Rsplit II Corp. since May 2002.

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Name, Address And Age	Position(s) Held with the Trust	Term of Office with Trust and Length of Time Served †	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee ††

Independent Trustees

LAWRENCE J. TOAL c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 67	Trustee	Since 9/8/99	President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through February 2002; and Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	11	None

Interested Trustee

GEORGE F. STAUDTER ††† c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 73	Chairman and Trustee	Since 9/8/99	Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients since 1989.	11	Director of CRT Properties

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Name, Address And Age	Position(s) Held with the Trust	Term of Office with the Trust and Length of Time Served †	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Trustees

GEORGE O. MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02110 Age 45	President and Chief Executive Officer	Since 6/5/02	Since August 2002, Senior Vice President – Client Services of
BISYS Fund Services; since June 2001, Chief Executive Officer and President of FundWatchDog Service LLC; from June 2000
to June 2001, Senior Vice President and Senior Managing
Counsel of State Street Corporation of Boston; from March
1998 to May 2000, National Director of Investment
Management and Regulatory Consulting of Arthur Anderson.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age 41	Treasurer and Chief Financial Officer	Since 3/6/03	Since January 1998, Fund Accounting Director for SEI Investments.

Marc A. Schuman c/o BISYS Fund Services 90 Park Avenue New York, NY 10016 Age 44	Secretary	Since 3/22/05	Since February, 2005, Senior Counsel at BISYS; from October 2001 through January 2005, Senior Corporate Counsel of The BISYS Group,
Inc. (parent company of BISYS); from 2000 - October 2001, Of
Counsel, Morgan, Lewis & Bockius LLP (law firm).

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Name, Address And Age	Position(s) Held with the Trust	Term of Office with the Trust and Length of Time Served †	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Trustees

RICHARD H. NEIMAN
c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 54	Chief Legal Officer	Since 6/10/03	Since August 1995, Executive Vice President, General Counsel,
Director and Secretary of the Investment Manager; since July
1994, Executive Vice President, General Counsel, Director and
Secretary of TD Waterhouse Group, Inc.; and since July 1994,
Executive Vice President and General Counsel, and since
November 1995, Director and Secretary, of TD Waterhouse
Investor Services, Inc.

MICHELE R. TEICHNER
c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 45	Chief Compliance Officer, Vice President and Assistant Secretary	Since 6/11/04 and 11/2/99

Since August 1996, Senior Vice President - Compliance,
Administration and Operations of TD Waterhouse Asset
Management, Inc. and TD Waterhouse since June 1997; since
June 2004 Chief Compliance Officer of TD Waterhouse Asset
Management, Inc.

THOMAS J. TEXTOR c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age 46	Vice President and Assistant Treasurer	Since 1/4/99	Since November 1999, Chief Compliance Officer of TD Waterhouse ; from 1997 to 1999 Chief Compliance Officer of National Investor Services Corp.

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†	There is no set term of office for Trustees and Officers. The table shows the time period for which each individual has served as Trustee and/or Officer.

††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as of January 31, 2005. This does not include directorships held by a Trustee in the Fund Complex.

†††	Mr. Staudter is considered an “interested person” of the Trust under the 1940 Act because he owns shares of Toronto Dominion stock.

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Committees of Board of Trustees

The Board of Trustees has three standing committees: Audit, Pricing, and Nominating.

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The primary responsibilities of the Audit Committee are (i) to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Trust’s financial statements; and (iii) to interact with the Trust’s independent auditors on behalf of the full Board of Trustees. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Trust’s auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out an audit. The Committee is composed solely of Independent Trustees, Messrs. Dalrymple, Eby and Toal. This Committee met 4 times during the fiscal year ended January 31, 2005.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities for which no market quotation is readily available. This Committee, which consists of any one Trustee, did not meet during the fiscal year ended January 31, 2005.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Trustees in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Trustees. The Committee will not normally consider nominees recommended by shareholders. For the fiscal year ended January 31, 2005, there were no meetings of the Committee.

Ownership of Shares by Trustees

The dollar range of the equity securities in the Trust beneficially owned by each Trustee and the aggregate dollar range of equity securities beneficially owned by them in the Fund Complex as of December 31, 2004 are set forth below.
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Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex

Independent Trustees
Richard W. Dalrymple	None	None

Peter B.M. Eby	None	None

Lawrence J. Toal	None	None

Interested Trustee
George F. Staudter	None	Over $100,000

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On April 30, 2005, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.
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Ownership in Certain Entities

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The table below shows ownership, beneficially or of record, if any, by each Independent Trustee in the Funds’ Investment Manager, Investment [Sub-Adviser] or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Funds’ Investment Manager, Investment [Sub-Adviser] or Distributor, as applicable, as of December 31, 2004.
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Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	N/A	N/A	N/A	None	N/A

Peter B.M. Eby	N/A	N/A	N/A	None	N/A

Lawrence J. Toal	N/A	N/A	N/A	None	N/A

Compensation of Trustees

Officers and Trustees who are interested persons of the Investment Manager or FDI receive no compensation from the Trust. Each Independent Trustee serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Trustees of the Trust and the Board of Directors of TD WFF or TDPF, (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Trustees of the Trust, the Board of Directors of TD WFF and the Board of Directors of TDPF and (iv) a meeting fee of $3,000 for each meeting attended. Independent Trustees also will be reimbursed for their expenses by the Trust. Interested Trustees may be compensated by the Investment Manager or its affiliates for their services to the Trust.

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The amounts of compensation that the Trust (and Fund Complex) paid to each Independent Trustee and Interested Trustee (or director, as the case may be) for the twelve months ended January 31, 2005, is contained in the table below.
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Name of Board Member	Aggregate Compensation from Trust (1)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex (Comprising 3 Investment Companies) Paid to Board Members(1)

Independent Trustees
Richard W. Dalrymple	$[ ]	$0	$0	$[ ]

Peter B.M. Eby	$[ ]	$0	$0	$[ ]

Lawrence J. Toal	$[ ]	$0	$0	$[ ]

Interested Trustee
George F. Staudter	$0	$0	$0	$0
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(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

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TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Fund (as previously defined, the “Investment Manager”). Pursuant to the Investment Management Agreement with the Trust on behalf of each Fund, the Investment Manager is responsible for the management of each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Trust’s Board of Trustees. The Investment Manager’s duties include the supervision of [Investment Sub-Advisers].

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank is a Schedule 1 chartered bank subject to the provisions of the Bank Act of Canada. TD Bank and its subsidiaries are collectively known as TD Bank Financial Group (TDBFG”). In Canada and around the world, TDBFG serves more than ___ million customers in three key businesses: Personal and Commercial Banking, Wealth Management and Wholesale Banking. As of January 31, 2005, the TDBFG had over $___ billion under management.

The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A. and as of January 31, 2005 had total assets under management in excess of $___ billion.
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The Investment Management Agreement will continue in effect from year to year (after an initial two-year term) so long as continuation is specifically approved at least annually by a vote of the Trust’s Board of Trustees or by vote of the shareholders of the Trust, and in either case by a majority of Independent Trustees who have no direct or indirect financial interest in the Investment Management Agreement. The Investment Management Agreement may be terminated as to a Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of that Fund, and will terminate automatically upon assignment.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

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For the Investment Management services furnished to the Funds, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, at the annual rate set forth in the Prospectus. The Investment Manager compensates the [Investment Sub-Adviser] out of the fees that it receives from the Funds.

The Investment Manager and its affiliates have agreed (for an indefinite period of time) to reduce total fund expenses for the Bond Index Fund, the Dow 30 Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund and the European Index Fund as not to exceed 0.35%, 0.45%, 0.35%, 0.40%, 0.58% and 0.58%, respectively on an annual basis. Unless specified otherwise, any expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.
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The following table shows the dollar amount of investment management fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

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	Fee Earned	Fee Waived
Bond Index Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$46,001	$46,001
Year ended January 31, 2003†	$33,733	$28,717

Dow 30 Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$292,606	$190,253
Year ended January 31, 2003†	$280,468	$207,744

500 Index Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$188,563	$152,699
Year ended January 31, 2003†	$102,526	$87,254

Extended Market Index Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$40,135	$33,554
Year ended January 31, 2003†	$23,060	$22,137

Asian Pacific Index Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$21,545	$21,545
Year ended January 31, 2003†	$23,399	$22,330

European Index Fund
Year ended January 31, 2005†	[-----]	[-----]
Year ended January 31, 2004†	$28,174	$28,174
Year ended January 31, 2003†	$26,705	$20,549

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† For the years ended January 31, 2005, January 31, 2004 and January 31, 2003, in addition to waived fees, the Investment Manager and its affiliates reimbursed certain Funds as follows: [2004], $21,793, $2,969 and $84,602 for the Bond Index Fund, $0, $0 and $0 for the Dow 30 Fund, $0, $503 and $44,003 for the 500 Index Fund, $1,643, $9,725 and $72,973 for the Extended Market Index Fund, $1,348, $15,730 and $75,786 for the Asian Pacific Index Fund, respectively.

[Investment Sub-Adviser]

[TD Investment Management Inc. TD Investment Management Inc., P.O. Box 100, Toronto-Dominion Centre, 26th Floor, Toronto Dominion Tower, 55 King Street West, Toronto, Ontario, Canada M5K 1A2 (“TDIM”), serves as investment sub-adviser to each of the Funds except the Dow 30 Fund. TDIM] oversees the investment program for such Funds, places orders for the Funds’ purchases and sales of portfolio securities, and maintains records relating to such purchases and sales. [TDIM is a wholly-owned subsidiary of TD Bank and an affiliate of the Investment Manager, and is part of the TDBFG. As of January 31, 2005, TDIM had approximately $------ million in assets under management.]

[With respect to each of the Bond Index Fund, the 500 Index Fund and the Extended Market Index Fund, TDIM is entitled to receive from the Investment Manager a fee at the annual rate of 0.10% of each Fund’s average daily net assets. With respect to each of the Asian Pacific Index Fund and the European Index Fund, TDIM is entitled to receive from the Investment Manager a fee at the annual rate of 0.20% of each Fund’s average daily net assets.

The following table shows the dollar amount of investment sub-advisory fees earned by TDIM with respect to each of the Bond Index Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund and the European Index Fund, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Bond Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$15,333	$0
Year ended January 31, 2003	$11,244	$0

500 Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$62,854	$0
Year ended January 31, 2003	$34,175	$0

Extended Market Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$13,378	$0
Year ended January 31, 2003	$7,687	$0

Asian Pacific Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$10,772	$0
Year ended January 31, 2003	$11,699	$0

European Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$14,088	$0
Year ended January 31, 2003	$13,352	$0]

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Portfolio Managers

Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Funds (“portfolio managers”). All information is as of January 31, 2005.

Other Accounts Managed and Potential Conflicts of Interest

Management of Other Accounts. As of January 31, 2005, the portfolio manager of each Fund was also primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed/ Total Assets in Accounts			Other Accounts with Performance-Based Fees

Name of Portfolio Manager/Name of Fund(s)	Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“PIVs”)	Other Accounts	Number & Type of AccountsCa tegory	Total Assets in Accounts

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Potential Conflicts of Interest.  [A portfolio manager’s management of Fund investments, on the one hand, and the investments of the other accounts, on the other hand, may give rise to potential conflicts of interest. If the Fund and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Fund. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Fund. The Investment Manager has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitable allocated.]

Portfolio Manager Compensation Structure.  [Portfolio managers are paid competitive salaries, based on [  ]. In addition, they receive bonuses based on the pre-tax performance of the accounts managed by the portfolio manager relative to the applicable account benchmark over a calendar year. The benchmarks for each Fund are [  ]. The method for determining a portfolio manager’s compensation for the Funds is the same as for any other account. The relative mix of compensation represented by investment results bonuses and salary will vary depending on the individual’s results, contributions to the organization, and other factors.]

Securities Ownership of Portfolio Managers.

The table below shows the range of aggregate value of the shares beneficially owned by a portfolio manager in the Fund or Funds managed by that portfolio manager.

Name of Portfolio Manager	Name of Fund(s) Managed	Range of Securities Owned

The Board’s Consideration of Investment Management Arrangements

The Board of Trustees, including the Independent Trustees, last approved the Investment Management Agreement [and the sub-advisory agreement with the Investment Sub-Adviser] (collectively, the “investment advisory agreements”) at a meeting held on March 22, 2005 (the “Meeting”). In approving the investment advisory agreements, the Board of Trustees considered all information they deemed reasonably necessary to evaluate the terms of the agreements. The principal areas of review by the Trustees were the nature and quality of the services provided and to be provided by the Investment Manager and the Investment Sub-Adviser (collectively, the “investment advisers”) and the reasonableness of the fees to be charged for those services. These matters also were considered by the Independent Trustees at a meeting held separately from the full Board of Trustees, during which counsel that is independent of the investment advisers provided guidance to the Independent Trustees.
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At the March meeting of the Board, the Board was informed by the Investment Manager that it expected that certain changes will take place in the corporate structure of the investment managers and their parent companies after the Meeting. At the Meeting date, the Investment Managers was a direct wholly-owned subsidiary of TD Waterhouse Group, Inc. (“TWG”), which was at that date owned by TD Bank. It was expected that changes in the corporate structure would involve a restructuring whereby the Investment Sub-Adviser will be merged with and into the Investment Manager, and the Investment Manager to each Fund would then provide all of the same services, through all of the same facilities and personnel, as the investment advisers together currently provide. However, these services will be provided by the merged company, under its new name. The Board was informed that upon the completion of the restructuring, the Investment Manager will be owned directly by TD Bank, and that all of the investment personnel who have been providing services on behalf of the Investment Sub-Adviser (including those listed herein as portfolio managers) will become employees of the Investment Manager, having access to all of the same resources that are currently available to them. If the restructuring occurs, the investment advisers would become part of the same legal entity, and the sub-advisory agreement with the Investment Sub-Adviser would terminate. All investment advisory services will be provided by the Investment Manager (and with respect to each of the Funds other than the Dow 30 Fund, utilizing former employees of the Investment Sub-Adviser) under its Investment Management Agreement with the Funds.

The board requested and evaluated reports from the Investment Manager and the investment sub-adviser that addressed specific factors designed to inform the board’s consideration of these and other issues.

The Board considered the quality of services rendered to the Funds and, in general, whether the Funds were serving the purposes intended where they were organized. More specifically, in reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the fees and expense ratios, both gross and net, of the Funds to those of competitive funds and other funds with similar investment objectives. The Board also took into account not only the advisory fees payable by the Funds, but also so-called “fallout benefits” to the investment advisers, such as the engagement of affiliates of the Investment Manager as service providers to the Funds and the benefits of any research made available to an investment adviser by reason of brokerage commissions generated by a Fund. In evaluating each Fund’s advisory fees, the Board also took into account the demands and complexity of the investment management of the Fund, and considered that the Funds are passively managed. The Board considered, specifically, the investment performance of each Fund on an absolute basis and relative to comparable funds and indices. In addition, among other factors, the Board considered the quality of each investment adviser’s investment staff and investment management process, as well as the business reputation and financial resources of each investment adviser. The Board’s evaluation of the quality of the services of the Investment Manager took into account their knowledge and experience gained as Trustees and/or directors of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the Investment Manager’s investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. The Board also considered the Investment Manager’s profitability with respect to each Fund. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the investment advisory agreements. Rather, the Board concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Fund to approve the continuation of the investment advisory agreements, including the fees to be charged for services thereunder. The Board also took into account the proposed Reorganization of each Fund.

Administrator

Pursuant to an Administration Agreement with the Trust, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to the Bond Index Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund, and the European Index Fund. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Funds, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Funds, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and cleric al support as well as providing general oversight of other service providers. For these services, TD Waterhouse is entitled to receive an annual fee, payable monthly, of 0.10% of each Fund’s average daily net assets.
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Pursuant to a separate Administration Agreement with the Trust and the Investment Manager, TD Waterhouse, as Administrator, provides similar administrative services to the Dow 30 Fund. The Investment Manager (and not the Fund) compensates TD Waterhouse for providing these services.

TD Waterhouse has entered into a Sub-Administration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Funds. TD Waterhouse pays FDI’s fees for providing the services under the Sub-Administration Agreement. In addition, TD Waterhouse may enter into sub-administration agreements with other persons to perform such services from time to time.

Each Administration Agreement will continue in effect from year to year (after an initial two-year term) so long as such continuation is specifically approved at least annually by a vote of the Board of Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Administration Agreement. A Fund or TD Waterhouse may terminate an Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. Each Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Each Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

The following table shows the dollar amount of administration fees earned with respect to the Funds listed below, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

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	Fee Earned	Fee Waived

Bond Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$15,333	$15,333
Year ended January 31, 2003	$11,244	$9,572

500 Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$62,854	$50,899
Year ended January 31, 2003	$34,175	$29,085

Extended Market Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$13,378	$11,185
Year ended January 31, 2003	$7,686	$7,379

Asian Pacific Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$5,386	$5,386
Year ended January 31, 2003	$5,849	$5,582

European Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$7,044	$7,044
Year ended January 31, 2003	$6,676	$5,137
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Distributor

The distributor of the Trust is FDI, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Pursuant to a Distribution Agreement between the Trust and FDI, FDI has the exclusive right to distribute shares of the Funds. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Trust under the Distribution Agreement for acting as distributor to the Trust. FDI also acts as a sub-administrator for the Trust. From time to time and out of its own resources, the Investment Manager or its affiliates may pay fees to broker-dealers or other persons for distribution or other services related to the Funds.

The Distribution Agreement will continue in effect from year to year (after an initial two-year term) so long as continuation is specifically approved at least annually by a vote of the Trust’s Board of Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Distribution Agreement. The Fund may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by the Fund may be by vote of a majority of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Shareholder Servicing

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The Board of Trustees has approved a Shareholder Servicing Plan (“Servicing Plan”) pursuant to which each Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Services Agreement”) with the Trust (“Servicing Agents”) in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at an annual rate of 0.25 of 1% of the average daily net assets of the applicable Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.
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The Servicing Plan was approved by the Trust’s Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Servicing Plan or the Shareholder Services Agreement (described below). The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Trust with respect to a Fund by a vote of a majority of such Independent Trustees.

Pursuant to a Shareholder Services Agreement between the Trust and TD Waterhouse (the “TD Waterhouse Agreement”), TD Waterhouse has agreed to provide shareholder services to each Fund pursuant to the Shareholder Servicing Plan. The Trust may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Trust, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The Trust or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Trust’s Board of Trustees, or a majority of the Independent Trustees who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Funds under the TD Waterhouse Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

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	Fee Earned	Fee Waived
Bond Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$38,334	$38,334
Year ended January 31, 2003	$28,111	$23,931

Dow 30 Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$365,761	$237,817
Year ended January 31, 2003	$350,586	$259,680

500 Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$157,135	$127,249
Year ended January 31, 2003	$85,438	$72,712

Extended Market Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$33,446	$27,962
Year ended January 31, 2003	$19,217	$18,448

Asian Pacific Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$13,465	$13,465
Year ended January 31, 2003	$14,624	$13,956

European Index Fund
Year ended January 31, 2005	[-----]	[-----]
Year ended January 31, 2004	$17,609	$17,609
Year ended January 31, 2003	$16,690	$12,843

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Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Trust in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the FDIC, and investment sub-advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

National Investor Services Corp. (the “Transfer Agent”), 55 Water Street, New York, NY 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Funds. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Funds’ shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, the Distributor, or broker-dealers authorized to sell shares of the Funds pursuant to a selling agreement with the Distributor. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds to the Transfer Agent.

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Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of the Funds’ assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of each Fund, and pays expenses of each Fund.

Summary of Proxy Voting Policies and Procedures

Although the Trust generally does not invest in voting securities, the Board of Trustees of the Trust has delegated proxy voting responsibility to the Investment Manager (with respect to the Dow 30 Fund) and to [the Investment Sub-Adviser] (with respect to the other Funds) and approved the Investment Manager’s and [the Investment Sub-Adviser]’s proxy voting policies and procedures (each a “Policy” and, together, the “Policies”). The Investment Manager and [the Investment Sub-Adviser] may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager or [the Investment Sub-Adviser], as applicable, shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of each Policy is to ensure that proxies are voted in the best interests of the Funds (and the Funds’ shareholders). Pursuant to each Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of the Funds. The Investment Manager or [the Investment Sub-Adviser], respectively, will abstain from voting shares of issuers affiliated with the Investment Manager or [the Investment Sub-Adviser], as applicable, and may abstain from voting from time to time where it determines that to do so is in the best interests of the Funds (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).
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Each Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of trustees; the board of trustees is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

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In general, the Investment Manager and [the Investment Sub-Adviser] support management on the following issues that are generally treated as routine matters: approval of the corporation’s auditors; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

To the extent that a Fund voted proxies during the 12-month period ended June 30, 2004, information regarding how the Fund voted proxies relating to its portfolio securities during such 12-month period is available (i) without charge, upon request, by calling ______________; (ii) on the Funds’ website at www.tdwaterhouse.com, and (iii) on the SEC’s website at http://www.sec.gov.

The table below shows the list of issues, contained in each Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager or [the Investment Sub-Adviser], as applicable, may engage.

GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship (other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager and [the Investment Sub-Adviser] generally oppose the entire slate of nominees or if possible, selectively oppose directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees if possible who previously authorized green mail.

Excessive Compensation (“Golden Parachutes”)	Typically the Investment Manager and [the Investment Sub-Adviser] recommend opposing Boards or specific nominees if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees where applicable should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of interim directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.
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Resolution Implementation	The Investment Manager and [the Investment Sub-Adviser] prefer opposing the slate of nominees or specific nominees where possible if they failed to implement the resolution of a shareholder which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of Independent directors or where the Board has an Independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of Independent directors.

Auditors	The Investment Manager and [the Investment Sub-Adviser] prefer an audit committee comprised solely of Independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting which allows all votes to be cast for a single candidate or for any two or more of them should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager and [the Investment Sub-Adviser] will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked proposals	Proposals which seek to link two elements (e.g. fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one, through a purchase, acquisition, amalgamation or a pooling of interests. In each case consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e. stock, cash or a combination of the two). Where shareholders are offered a choice of consideration it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking the voting decision involves voting for or against the merger. In general, the Investment Manager and [the Investment Sub-Adviser] will vote in the following manner: (a) For mergers where there is only one type of consideration offered, the Investment Manager and [the Investment Sub-Adviser] will support the merger if the Company’s board of directors supports the merger; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager and [the Investment Sub-Adviser] will support the merger and, if required, elect the consideration that maximizes value.
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Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers.; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price”.

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager and [the Investment Sub-Adviser] will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager and [the Investment Sub-Adviser]: (a) the acquiring person must acquire at least 20% of the outstanding shares before a poison pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) The plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) The plan should generally contain an exemption for lock-up agreements.
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STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager and [the Investment Sub-Adviser] believe that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager and [the Investment Sub-Adviser] generally oppose the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager and [the Investment Sub-Adviser] may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant provided there are no discounts.

Omnibus Plan	The Investment Manager and [the Investment Sub-Adviser] prefer option plans that include a shareholder-approved, results driven formula. The Investment Manager and [the Investment Sub-Adviser] will generally oppose omnibus plans that include 3 or more types of awards in one plan.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Investment Manager and [the Investment Sub-Adviser] oppose share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Exceptions may include extreme situations such as a complete market collapse.

Extension of Option Exercise Periods	The Investment Manager and [the Investment Sub-Adviser] oppose proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans including restricted stock grants or options which are not related to corporate and/or individual performance should generally be opposed.

Employee Stock Purchase Plans	The Investment Manager and [the Investment Sub-Adviser] believe that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager and [the Investment Sub-Adviser] will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares; and (c) employees pay at least 85% of the fair market value for shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
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Compensation for Outside Directors	In most cases the Investment Manager and [the Investment Sub-Adviser] support approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of an outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options.

Golden Parachutes	Proposals involving excessive compensation including excessive golden parachutes for officers, employees or directors which are contingent upon the merger/acquisition of the corporation with a resulting change in control should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager and [the Investment Sub-Adviser] normally oppose option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan, therefore, all aspects of the plan must be reviewed.

CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote”. The Investment Manager and [the Investment Sub-Adviser] will normally oppose the creation or issuance of dual class voting stock.

Share authorization	The Investment Manager and [the Investment Sub-Adviser] support proposals for the authorization of additional common shares provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager and [the Investment Sub-Adviser] generally oppose the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) Corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution – whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (d) whether management has evaluated other alternatives, such as a spin-off.
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SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy the Investment Manager and [the Investment Sub-Adviser] oppose shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g. place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager and [the Investment Sub-Adviser] unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related Shareholder Proposals	While the Investment Manager and [the Investment Sub-Adviser] generally recommend opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager and [the Investment Sub-Adviser] are of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see “Shareholder Proposals”).

Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager and [the Investment Sub-Adviser] recommend abstaining, where possible, on proposals relating to other business.
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To ensure that the Investment Manager or [the Investment Sub-Adviser], as applicable, resolve all material conflicts of interest between the Funds and the Investment Manager or [the Investment Sub-Adviser], respectively, and the Funds affiliates and/or individuals making proxy voting decisions, each Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager or [the Investment Sub-Adviser], as applicable, and their respective affiliates properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager and [the Investment Sub-Adviser] have each employed the services of an internal proxy analyst (“Analyst”) to provide voting recommendations and to vote routine proxies generally in accordance with their respective Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager or TDIM, as applicable, (the “Committee”) will oversee the actions of the Analyst and the proxy voting process generally. In the event the Analyst has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policies (an “Exception”), the chairman of the Committee will review the matter using such information, as he deems appropriate. In certain circumstances, including an “Exception”, the chairman of the Committee may consider whether to take action other than in accordance with a recommendation from the Analyst and may engage the services of an outside service provider to provide a voting recommendation. In the event that a conflict of interest is identified with respect to a Committee member, such committee member will recuse himself or herself from the proxy voting process.
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Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and board meetings; the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent; reports and notices to shareholders; the costs of calculating net asset value; brokerage commissions or transaction costs; taxes; interest; insurance premiums; Investment Company Institute dues; and the fees and expenses of qualifying that Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Trustees. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Trust may be a party, and any obligation it may have to indemnify the Trust’s Officers and Trustees with respect to any litigation. The Trust’s expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

Codes of Ethics

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Each of the Trust, the Investment Manager, [the Investment Sub-Adviser] and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.
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BROKERAGE ALLOCATION

The Investment Adviser places orders for the purchase and sale of assets with brokers and dealers selected by and in its discretion. In placing orders for the Funds’ portfolio transactions, the Investment Adviser seeks “best execution” (i.e., prompt and efficient execution at the most favorable prices).

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Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services, which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Adviser may give consideration to those firms that provide market, statistical and other research information to the Trust and the Investment Adviser. In addition, a Fund may pay higher than the lowest available commission rates when the Investment Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, viewed in terms of either the particular transaction or the Investment Adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion. Any research benefits derived are available for all clients and may not all be used by the Investment Adviser in connection with a Fund. Because statistical and other research information is only supplementary to the Investment Adviser’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Adviser receive brokerage commissions in recognition of research services provided to the Investment Adviser.
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The Investment Adviser may employ broker-dealers that are affiliated with it (collectively “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker which is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Trust’s Board of Trustees, including a majority of Independent Trustees, has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1. Certain transactions may be effected for a Fund by an Affiliated Broker at no net cost to that Fund; however, the broker-dealer may be compensated by another broker-dealer in connection with such transaction for the order flow to the second broker-dealer. Receipt of such compensation will be subject to the Funds’ procedures pursuant to Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for other accounts, if any, managed by the Investment Adviser. On occasions when the Investment Adviser deems the purchase or sale of securities to be in the best interest of one or more clients of the Investment Adviser, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for a Fund.

Purchases and sales of equity securities on exchanges are generally effected through brokers who charge commissions. In transactions on stock exchanges in the United States, these commissions generally are negotiated. In all cases, a Fund will attempt to negotiate best execution.

Purchases and sales of fixed income portfolio securities are generally effected as principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The following table shows the dollar amount of brokerage commissions with respect to the Funds. The data is for the past three fiscal years. During the periods indicated, there were no commissions paid by the Funds to Affiliated Brokers.

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	Brokerage Commissions

Bond Index Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$0
Year ended January 31, 2003	$0

Dow 30 Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$0	+
Year ended January 31, 2003	$0	+

500 Index Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$33,985
Year ended January 31, 2003	$24,752

Extended Market Index Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$24,216
Year ended January 31, 2003	$7,242

Asian Pacific Index Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$9,089
Year ended January 31, 2003	$5,267

European Index Fund
Year ended January 31, 2005	[-----]
Year ended January 31, 2004	$10,810
Year ended January 31, 2003	$4,945
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+ All transactions were effected through TD Waterhouse and/or National Investor Services, Inc. at no cost to the Fund.

COMPUTATION OF NET ASSET VALUE

The price of a Fund’s shares on any given day is its net asset value (“NAV”) per share. NAV is calculated by the Trust for each Fund as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m. (Eastern time), on each day on which the NYSE is open. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time). Currently, the NYSE is closed on weekends and New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Custodian is generally closed on Veteran’s Day and Columbus Day.

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Securities and assets for which market quotations are readily available or which can be accurately valued within the Trust’s established pricing procedures are valued at current market value. Each Fund values its securities as follows. An equity security listed or traded on a foreign or domestic exchange, (except for The Nasdaq Stock Market, Inc. (’“Nasdaq”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. A security listed or traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the Fund’s net asset value. If no sale price is shown on Nasdaq, the security will be valued at the mean of the last bid and asked prices. Lacking any such sales on the primary exchange on the day of valuation, the security is valued at the mean of the last bid and asked prices. All other securities for which over-the-counter market quotations are readily available generally are valued at the mean of the current bid and asked prices.

When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. Most of the securities in which the Asian Pacific Index Fund and the European Index Fund invest are traded in markets that close before the close of regular trading on the NYSE. For securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old as of the close of regular trading on the NYSE. Normally, developments that could affect the values of portfolio securities that occur between the close of a foreign market and the close of regular trading on the NYSE will not be reflected in the Asian Pacific Index Fund’s or the European Index Fund’s NAV. Accordingly, the Asian Pacific Index Fund and the European Index Fund employ a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to determine when it is appropriate to adjust previous closing prices and apply fair valuation in accordance with the Fair Value Procedures. To the extent a Fund (other than the Asian Pacific Index Fund or the European Index Fund) also holds securities that are traded in foreign markets, the Fund may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

As necessary, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. As a means of evaluating its fair value process, each Fund will periodically compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices. The Funds believe that the use of fair value pricing will result in the use of prices that are more reflective of the actual market value of portfolio securities than would be the case if a Fund used closing prices, thereby reducing opportunities for profit from excessive short-term trading or market timing in a Fund’s shares.
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Because certain of the Funds may invest in securities that are listed on foreign exchanges that may trade on weekends or other days when those Funds do not price their shares, those Funds’ share value may change on days when shareholders will not be able to purchase or redeem those Funds’ shares.

DIVIDENDS AND TAX STATUS

Dividends

It is currently contemplated that dividends of the Bond Index Fund’s net investment income, if any, will be declared daily and paid monthly and that dividends of each other Fund’s net investment income, if any, will be declared and paid annually. Any dividends declared will be net of each Fund’s expenses accrued to date. In the event that the Trust’s Board of Trustees changes the dividend policy, shareholders will be notified.

Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Trust’s Board of Trustees. Short-term capital gain distributions by a Fund are taxable to shareholders as ordinary income, not as capital gain. Long-term capital gains realized by non-corporate taxpayers are subject to a reduced maximum tax rate. Any realized capital loss to the extent not offset by realized capital gain will be carried forward.

Tax Status of the Trust

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income each taxable year, if any.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (reduced (but not below the net capital gain) by its net ordinary loss for the calendar year) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for the preceding year that was not distributed during such year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Dividends paid out of a Fund’s investment company taxable income and net short-term capital gains generally will be taxable to a U.S. shareholder as ordinary income. To the extent dividends paid by a Fund to individual shareholders are attributable to dividends from U.S. corporations and certain qualifying foreign corporations, such dividends generally will be eligible for a maximum tax rate of 15%. In addition, if a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15%), regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions (including the amount of dividends eligible for the 15% maximum rate), and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Generally, if an individual shareholder receives a dividend qualifying at the 15% maximum tax rate, whose amount exceeds 10% of the shareholder tax basis in Fund shares, any loss on such shares would be treated as long-term capital loss to the extent of such dividend.

Investments by a Fund in zero coupon securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments thereon. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Moreover, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

Gain derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds.

The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. The premium received by a Fund for selling a put or call option is not included in income at the time of receipt pursuant to Code section 1234. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and futures contracts in which a Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized. Any net mark-to-market gains may be subject to distribution requirements referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The straddle rules may also require the capitalization of certain related expenses of a Fund. The tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code that are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if, generally, the Fund enters into a short sale, offsetting notional principal contract or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and futures or forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

Unless certain constructive sale rules (as discussed above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain provisions of the Code, however, alter this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated or referenced in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated or referenced in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Upon the sale, exchange or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a Fund invests in stock of certain “passive foreign investment companies”, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for such stock. The distribution or gain so allocated to any taxable year of the Fund (whether or not distributed to shareholders), other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted in respect of such distribution or gain. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Alternatively, a Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value at the close of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. Each Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company. However, in order to make this election, a Fund would be required to obtain certain information from such company, which may be difficult to do.

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Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations (which may be true of the European Index Fund and the Asian Pacific Index Fund in certain years), the Fund will be eligible and may elect to “pass-through” to the Fund’s shareholders the amount of foreign income taxes and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income taxes and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year and, if so, such notification will designate (1) the shareholder’s portion of the foreign taxes paid and (2) the portion of the dividend which represents income derived from foreign sources. A shareholder that is a non-resident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.
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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. federal income tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number and to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be claimed as a refund or credited against the shareholder’s U.S. federal income tax liability, provided that the required information is timely provided to the IRS.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

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As of January 31, 2005, the Dow 30 Fund, the 500 Index Fund, the Extended Market Index Fund, the Asian Pacific Index Fund, and the European Index Fund had capital loss carryforwards of $__________, $___________, $0, $______________, and $___________, respectively. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Funds’ capital loss carryforwards will expire between January 31, 2009 and January 31, 2012.
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Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

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The Trust’s independent auditors, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audit and report on the Trust’s annual financial statements, review certain regulatory reports and the Trust’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. [The Funds’ January 31, 2005 financial statements and the report thereon of Ernst & Young LLP from the Funds’ January 31, 2005 annual report (as filed with the SEC on April ___, 2005 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder) are incorporated herein by reference.]
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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

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For additional information regarding selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

On March 22, 2005, the Board of Trustees of TD Waterhouse Trust approved a plan to reorganize each of the Funds with a corresponding index fund advised by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. (“Price Funds”), as described in the Prospectus (the “Reorganizations”). For each Fund, the consummation of its Reorganization is subject to shareholder approval and certain other conditions. Through each Reorganization, a Fund will transfer substantially all of its assets to the respective Price Fund in exchange for shares of equal value of the Price Fund, which will be distributed to shareholders of the Fund and as a result, the Fund’s shareholders will become shareholders of the respective Price Fund. Each Reorganization is being structured with the intention that it will be a tax-free reorganization for federal income tax purposes. In view of the proposed Reorganizations, shares of the Funds are no longer being offered for sale, or as an exchange option for investors in other TD Waterhouse mutual funds. Any previously effective periodic investment purchase instructions have been canceled.

In general, shares of a Fund may be redeemed at NAV. Ordinarily, shares of the Funds held for 5 days or less are redeemable at a price equal to a specified percentage of the then current NAV per share (the “discount”) according to the table below. This discount, referred to in the Prospectus and this Statement of Additional Information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee which is paid to the Fund, is not a deferred sales charge, is not a commission paid to the Distributor, the Investment Adviser or their respective affiliates, and does not benefit them in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.

	Bond Index Fund	Dow 30 Fund and 500 Index Fund	Extended Market Index Fund, Asian Pacific Index Fund and European Index Fund

Discount	99.0%	98.0%	98.0%

In view of the Reorganizations and the discontinuance of sales of shares, no redemptions effected on or after the date of this SAI are subject to a redemption fee. The Funds reserve the right to modify the terms of their policies concerning redemption fees at any time.
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If the Trust’s Board of Trustees determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the relevant Fund’s NAV per share. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of that Fund’s portfolio.

The Trust may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

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The Trust has an unlimited number of authorized shares of beneficial interest. The Board of Trustees may divide the authorized shares into an unlimited number of separate portfolios or series and may divide portfolios or series into classes of shares without shareholder approval. Currently, the Trust offers six series (the Funds). Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Trust have equal rights with respect to voting, except that the holders of shares of each Fund will have the exclusive right to vote on matters affecting only the rights of the holders of such Fund. For example, shareholders of a Fund will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Fund. Shareholders of the Trust do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Trust voting together for the election of Trustees may elect all of the members of the Board of Trustees. In such event, the remaining holders cannot elect any members of the Board of Trustees.
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The Trust will not normally hold annual shareholders’ meetings. Under Delaware law and the Trust’s By-laws, an annual meeting is not required to be held in any year in which the election of Trustees is not required to be acted upon under the Investment Company Act. The Trust’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Agreement and Declaration of Trust, may be called for any purpose or purposes by a majority of the Board of Trustees, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of the Trust entitled to be voted at such meeting to the extent permitted by Delaware law and the By-Laws of the Trust.

Currently, shareholders’ voting rights are based on the number of shares that they own. Under the Agreement and Declaration of Trust, the Board of Trustees has the authority to change the voting rights to a dollar-based voting system. Under a dollar-based voting system, each dollar of NAV (number of shares of a series of the Trust (or class thereof) owned times the NAV per share of such series or class, as applicable) is entitled to one vote on any matter on which those shares are entitled to vote and each fractional dollar amount is entitled to a proportionate fractional vote.

Each Trustee serves until the next election of Trustees and until the election and qualification of his or her successor or until such Trustee sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Trust. In accordance with the Investment Company Act (i) the Trust will hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Delaware law provides that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. To guard against this risk, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the portfolio is unable to meet its obligation. In light of Delaware law and the nature of the Trust’s business, the Investment Manager believes that the risk of personal liability to shareholders is extremely remote.

As permitted under Delaware law, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust (such as one of the Funds) are enforceable against the assets of that series only and not against the assets of the Trust generally or another series of the Trust.

APPENDIX

S&P Ratings

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA           An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A              An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ’BB’ indicates the least degree of speculation and ’C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB           An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B              An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC        An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC           An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C             A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D              An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.         This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1         A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2         A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3         A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B             A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C             A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D             A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

RATING OUTLOOK DEFINITIONS

A Standard & Poor’s rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

Positive means that a rating may be raised.
Negative means that a rating may be lowered.
Stable means that a rating is not likely to change.
Developing means a rating may be raised or lowered.

CreditWatch         CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered, or affirmed.

INSURER FINANCIAL STRENGTH RATING DEFINITIONS

A Standard & Poor’s insurer financial strength rating is a current opinion of the financial security characteristics of an insurance organization with respect to its ability to pay under its insurance policies and contracts in accordance with their terms. Insurer financial strength ratings are also assigned to health maintenance organizations and similar health plans with respect to their ability to pay under their policies and contracts in accordance with their terms.

This opinion is not specific to any particular policy or contract, nor does it address the suitability of a particular policy or contract for a specific purpose or purchaser. Furthermore, the opinion does not take into account deductibles, surrender or cancellation penalties, timeliness of payment, nor the likelihood of the use of a defense such as fraud to deny claims. For organizations with cross-border or multinational operations, including those conducted by subsidiaries or branch offices, the ratings do not take into account potential that may exist for foreign exchange restrictions to prevent financial obligations from being met.

Insurer financial strength ratings are based on information furnished by rated organizations or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may on occasion rely on unaudited financial information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

Insurer financial strength ratings do not refer to an organization’s ability to meet nonpolicy (i.e. debt) obligations. Assignment of ratings to debt issued by insurers or to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of insurer financial strength ratings, and follows procedures consistent with issue credit rating definitions and practices. Insurer financial strength ratings are not a recommendation to purchase or discontinue any policy or contract issued by an insurer or to buy, hold, or sell any security issued by an insurer. A rating is not a guaranty of an insurer’s financial strength or security.

LONG-TERM INSURER FINANCIAL STRENGTH RATINGS

An insurer rated ’BBB’ or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA        An insurer rated ‘AAA’ has extremely strong financial security characteristics. ‘AAA’ is the highest insurer financial strength rating assigned by Standard & Poor’s.

AA           An insurer rated ‘AA’ has very strong financial security characteristics, differing only slightly from those rated higher.

A              An insurer rated ‘A’ has strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB        An insurer rated ‘BBB’ has good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher-rated insurers.

An insurer rated ‘BB’ or lower is regarded as having vulnerable characteristics that may outweigh its strengths. ‘BB’ indicates the least degree of vulnerability within the range; ‘CC’ the highest.

BB           An insurer rated ‘BB’ has marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B              An insurer rated ‘B’ has weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC        An insurer rated ‘CCC’ has very weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC           An insurer rated ‘CC’ has extremely weak financial security characteristics and is likely not to meet some of its financial commitments.

R              An insurer rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR           An insurer designated ‘NR’ is not rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-)  Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Short-Term insurer financial strength ratings reflect the insurer’s creditworthiness over a short-term time horizon.

A-1          An insurer rated ‘A-1’ has a strong ability to meet its financial commitments on short-term policy obligations. It is rated in the highest category by Standard & Poor’s. Within this category, certain insurers are designated with a plus sign (+). This indicates that the insurer’s ability to meet its financial commitments on short-term policy obligations is extremely strong.

A-2          An insurer rated ‘A-2’ has a good ability to meet its financial commitments on short-term policy obligations. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than insurers in the highest rating category.

A-3          An insurer rated ‘A-3’ has an adequate ability to meet its financial commitments on short-term policy obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened ability of the insurer to meet its financial obligations.

B              An insurer rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The insurer currently has the ability to meet its financial commitments on short-term policy obligations; however, it faces major ongoing uncertainties which could lead to the insurer’s inadequate ability to meet its financial obligations.

C              An insurer rated ‘C’ is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments on short-term policy obligations.

R              See definition of “R” under long-term ratings.

Plus (+) or minus (-)  Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Standard & Poor’s ratings and other assessments of creditworthiness and financial strength are not a recommendation to purchase or discontinue any policy or contract issues by an insurer or to buy, hold, or sell any security issued by an insurer. In addition, neither a rating nor an assessment is a guaranty of an insurer’s financial strength.

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Moody’s Ratings
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LONG-TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

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Aaa          Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

Aa            Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A              Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

Baa          Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba            Obligations rated ‘Ba’ are judged to have speculative elements and are subject to substantial credit risk.

B              Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa          Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca            Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C              Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
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SHORT-TERM RATINGS

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP           Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

International Long-Term Credit Ratings

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

Investment Grade	Speculative Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.	BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.	B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.	CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.	DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:
“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

International Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Individual Ratings

Individual Ratings are assigned only to banks. These ratings, which are internationally comparable, attempt to assess how a bank would be viewed if it were entirely independent and could not rely on external support. These ratings are designed to assess a bank’s exposure to, appetite for, and management of risk, and thus represent our view on the likelihood that it would run into significant difficulties such that it would require support.

The principal factors we analyze to evaluate the bank and determine these ratings include profitability and balance sheet integrity (including capitalization), franchise, management, operating environment, and prospects. Finally, consistency is an important consideration, as is a bank’s size (in terms of equity capital) and diversification (in terms of involvement in a variety of activities in different economic and geographical sectors).

A denotes: A very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects.	D denotes:
A bank, which has weaknesses of internal and/or external origin. There are concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects. Banks in emerging markets are necessarily faced with a greater number of potential deficiencies of external origin.

B denotes:
A strong bank. There are no major concerns regarding the bank. Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects.	E denotes: A bank with very serious problems, which either requires or is likely to require external support. Notes: Gradations may be used among the five ratings: i.e. A/B, B/C, C/D, and D/E.

C denotes:
An adequate bank, which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.	(s) An Individual rating may be followed by the suffix (s), denoting that it is largely based on public information, though supplemented by data obtained from the rated entity.

Support Ratings

The Purpose and Function of Support Ratings
Support ratings offer Fitch’s judgment of a potential supporter’s (either a sovereign state’s or an institutional owner’s) propensity to support a bank and of its ability to support it. Its ability to support is set by the potential supporter’s own Fitch Long-term debt rating, both in foreign currency and, where appropriate, in local currency. Support ratings have a direct link to Long-term debt ratings, but they do not, nevertheless, assess the intrinsic credit quality of a bank. Rather they communicate Fitch Ratings’ judgment on whether the bank would receive support should this become necessary. It is emphasized that these ratings are exclusively the expression of Fitch’s opinion even though the principles underlying them may have been discussed with the relevant supervisory authorities and/or owners.

Timeliness and Effectiveness Requirements
Fitch’s Support rating definitions are predicated on the assumption that any necessary “support”, either in foreign currency, or where appropriate, local currency, is provided on a timely basis. The definitions are also predicated on the assumption that any necessary support will be sufficiently sustained so that the bank being supported is able to continue meeting its financial commitments until the crisis is over.

Local Currency vs. Foreign Currency and Obligations and Financial Instruments Covered
In terms of these definitions, unless otherwise specified, “support” is deemed to be in terms of foreign currency.

It is assumed that typically the following obligations will be supported: senior debt (secured and unsecured), including insured and uninsured deposits (retail, wholesale and interbank); obligations arising from derivatives transactions and from legally enforceable guarantees and indemnities, letters of credit, acceptances and avals; trade receivables and obligations arising from court judgments. Likewise, it is assumed that typically the following capital instruments will not be supported when sovereign support is involved: preference/preferred shares or stock; hybrid capital (tier 1 and “upper” tier 2), including Reserve Capital Instruments (RCIs) and variations upon RCIs; and common/ordinary equity capital. It is also assumed that there will be no support for any moral obligation on securitizations.

The sovereign support status of subordinated debt is difficult to categorize in advance; it is assessed on a case by case basis, distinguishing among different jurisdictions.

Support Ratings in Emerging Market Economies
Not surprisingly, the propensity and ability of emerging market states and of owners of banks in emerging market states to support their banks are subject to many more debilitating extraneous influences than is the case in developed states. As a consequence, Support ratings and Long-term rating floors for banks in emerging markets are likely to be more volatile than in developed countries. The other major threat in such economies is “force majeure”, i.e. such developments as the imposition by the national political authorities of foreign exchange controls, bank deposit freezes, interruption of payments systems, expropriation of businesses or war. These risks are reflected in the Sovereign rating of the country in question and, therefore, are factored into Support ratings either directly, where the sovereign is the provider of support, or indirectly by means of the country ceiling “cap” in the case of institutional support.

Criteria and Method
As already indicated, two types of potential supporter are predicated: sovereign states and institutional owners. Individuals and families, who own banks, are not taken into account: their motivation is likely to be ruled by sentiment and by the instinct of self-preservation, and therefore their propensity to support is impossible to predict. Also, their ability to support cannot usually be assessed. The following are taken into account as determinants of the propensity of sovereigns and institutions to support banks:

Sovereign unitary or federal state support: there are three broad categories of criteria: state guarantees and commitments; relationship with the state; and importance of the bank to the state.

Institutional owner or owners: there are four broad categories of criteria: guarantees and commitments; percentage control; nature of the owner; and importance of the bank to the owning institution(s).

1 denotes:
A bank for which there is an extremely high probability of external support. The potential provider of support is very highly rated in its own right and has a very high propensity to support the bank in question. This probability of support indicates a minimum Long-term rating floor of ‘A-’.	4 denotes:
A bank for which there is a limited probability of support because of significant uncertainties about the ability or propensity of any possible provider of support to do so. This probability of support indicates a minimum Long-term rating floor of ‘B’.

2 denotes:
A bank for which there is a high probability of external support. The potential provider of support is highly rated in its own right and has a high propensity to provide support to the bank in question. This probability of support indicates a minimum Long-term rating floor of ‘BBB-’.	5 denotes:
A bank for which external support, although possible, cannot be relied upon. This may be due to a lack of propensity to provide support or to very weak financial ability to do so. This probability of support indicates a Long-term rating floor no higher than ‘B-’ and in many cases no floor at all.

3 denotes:
A bank for which there is a moderate probability of support because of uncertainties about the ability or propensity of the potential provider of support to do so. This probability of support indicates a minimum Long-term rating floor of ‘BB-’.

Insurer Financial Strength Ratings
The International Insurer Financial Strength Rating (IFS Rating) provides an assessment of the financial strength of an insurance organization and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS Rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS Rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS Rating does not address the willingness of an insurance organization’s management to honor its company’s obligations, nor the quality of an insurer’s claims-handling services. In the context of the rating, the timeliness of payments is considered relative to both contract and/or policy terms and also recognizes the possibility of acceptable delays caused by circumstances unique to the insurance industry, such as claims reviews, fraud investigations, and coverage disputes.

The IFS Rating is based on a comprehensive analysis of relevant factors that in large part determine an insurance organization’s financial strength, including its regulatory solvency characteristics, liquidity, operating performance, financial flexibility, balance sheet strength, management quality, competitive positioning, and long-term business viability.

This is an international-scale rating, and incorporates relevant economic and political risks that could impair an insurance organization’s capacity to meet its obligations. As a result, in most cases it would be rare for an insurance organization to achieve an IFS Rating that would be higher than the international long-term local currency ratings assigned to the obligations of its sovereign state of domicile. One exception could be cases in which foreign parental support commitments are in place. Other exceptions could include cases in which, due to the international nature of an insurer’s business, a major portion of its business and financial resources are not exposed to the economic and political risks of its sovereign state. Since the IFS Rating is not assigned to any specific obligations of the insurer, the rating does not take into account the potential for government restrictions that could prevent specific obligations from being met on a timely basis, such as exchange controls placed on obligations owed in a foreign currency.

AAA
Exceptionally strong. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.
B
Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

AA
Very strong. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

CCC, CC, C
Very weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

A
Strong. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

DDD, DD, D
Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-‘D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90%-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50%-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

BBB
Good. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB
Moderately weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

Notes:
“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Ratings of ‘BBB-’ and higher are considered to be “secure”, and those of ‘BB+’ and lower are considered to be “vulnerable”.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend, and in these cases, the Rating Outlook may be described as “evolving”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

PART C

OTHER INFORMATION

Item 23.  Exhibits.

(a) (1)	Certificate of Trust (See Note A)

(2)	Agreement and Declaration of Trust (See Note A)

(b)	By-Laws (See Note A)

(c)	Instruments Defining Shareholder Rights (incorporated by reference to Exhibits a and b to the Registration Statement above)

(d) (1)(a)	Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc. dated November 5, 1999 (See Note E)

(1)(b)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc. dated August 31, 2000 (See Note E)

(2)	Investment Sub-Advisory Agreement between TD Waterhouse Asset Management, Inc. and TD Investment Management Inc. dated August 31, 2000 (See Note E)

(e) (1)	Distribution Agreement between Registrant and Funds Distributor, Inc. dated April 11, 2001 (See Note E)

(2)	Form of Agency Selling Agreement (See Note B)

(f)	Inapplicable

(g) (1)(a)	Custody Agreement between Registrant and The Bank of New York dated November 5, 1999 (See Note E)

(1)(b)	Amendment to Custody Agreement between Registrant and The Bank of New York dated September 6, 2000 (See Note E)

(1)(c)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (See Note F)

(2)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (See Note F)

(h) (1)(a)	Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. dated November 5, 1999 (See Note E)

(1)(b)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. dated August 31, 2000 (See Note E)

(2)(a)	Form of Shareholder Servicing Plan and Related Agreements (See Note B)

(2)(b)	Amendment to Shareholder Services Agreement dated March 7, 2001 between Registrant and TD Waterhouse Investor Services, Inc. (See Note E)

(3)(a)	Administration Agreement between and among Registrant, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc. relating to TD Waterhouse Dow 30 Fund dated November 5, 1999 (See Note E)

(3)(b)	Administration Agreement between Registrant and TD Waterhouse Investor Services, Inc. relating to TD Waterhouse Bond Index Fund, TD Waterhouse 500 Index Fund, TD Waterhouse Extended Market Index Fund, TD Waterhouse Asian Index Fund, TD Waterhouse European Index Fund, TD Waterhouse Technology Fund and TD Waterhouse Tax Managed Growth Fund dated August 31, 2000 (See Note E)

(4)	Sub-Administration Agreement between TD Waterhouse Investor Services, Inc. and Funds Distributor, Inc. dated April 11, 2001 (See Note E)

(5)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated August 31, 2000 (See Note D)

(6)	State Registration Services Agreement between Registrant and Automated Business Development Corporation dated November 5, 1999 (See Note E)

(7)	Deed of Appointment dated March 22, 2001 and Related Irrevocable Deed Poll (See Note E)

(i)	Opinion and Consent of Shearman & Sterling LLP as to legality of the securities being registered (See Note E)

(j) (1)	Consent of Shearman & Sterling LLP (to be filed by amendment)

(2)	Consent of Independent Auditors (to be filed by amendment)

(k)	Inapplicable

(l) (1)	Purchase Agreement between Registrant and TD Waterhouse Family of Funds, Inc. dated November 5, 1999 (See Note E)

(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated August 30, 2000 (See Note E)

(m)	Inapplicable

(n)	Inapplicable

(p) (1)	Amended Code of Ethics of Registrant and Investment Manager (filed herewith)

(2)	Amended Code of Ethics of Principal Underwriter and BISYS Fund Services (filed herewith)

(3)	Code of Ethics of TD Investment Management Inc. (See Note G)

Other Exhibits:

Power of Attorney for Richard Dalrymple, Carolyn B. Lewis, George F. Staudter and Lawrence Toal dated September 8, 1999 (See Note B)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (See Note G)

Note A:	Filed as an exhibit to Registrant’s Registration Statement on Form N-1A, File Nos. 333-84623; 811-9519, on August 6, 1999, and incorporated herein by reference.

Note B:	Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, File Nos. 333-84623; 811-9519, on November 5, 1999, and incorporated herein by reference.

Note C:	Intentionally omitted.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement, File Nos. 333-84623; 811-9519, on December 28, 2000, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement, File Nos. 333-84623; 811-9519, on May 25, 2001, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement, File Nos. 333-84623; 811-9519, on May 31, 2002, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement, File Nos. 333-84623; 811-9519, on May 30, 2003, and incorporated herein by reference.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 25.  Indemnification.

               As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(2) to the Registration Statement) and Article XI of the Trust’s By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 3817 of the Delaware Business Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Registrant. As permitted by Section 17(i) of the Investment Company Act, pursuant to Section 1.10 of the Distribution Agreement (see Item 23(e)(1)), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue.

                The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

                Section 6 of the Investment Management Agreement (see Item 23(d)) limits the liability of the Investment Manager to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Management Agreement.

                The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the Investment Company Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26.  Business and Other Connections of Investment Adviser.

                               The following persons are the directors and officers of the Investment Manager:

                DAVID HARTMAN*, Senior Vice President and Chief Investment Officer of the Investment Manager since 1995.

                RICHARD H. NEIMAN*, Director and Secretary of the Investment Manager. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

                TIMOTHY P. PINNINGTON*, President and Chief Executive Officer of TD Waterhouse U.S.A., a unit of TD Waterhouse Group, Inc. since April 2004. Mr. Pinnington has served in various other positions with TD Waterhouse U.S.A. and has served in similar capacities for TD Waterhouse Investor Services Europe since 2000. Prior to 2000, Mr. Pinnington worked for Monitor Company for ten years.

                EDWARD R. CORNEIRO*, Executive Vice President and Chief Financial Officer of the Investment Manager since November 2004. Mr. Corneiro has served in various positions with TD Waterhouse U.S.A. since July 2000. Mr. Corneiro has served as first vice president, vice president and senior manager at Smith Barney Shearson, First Data Corp. and Anderson Consulting, respectively, from 1991 through 2000.

                MICHELE R. TEICHNER*, Senior Vice President - Compliance, Administration and Operations and Chief Compliance Officer of the Investment Manager. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for compliance, administration and operations, and as Chief Compliance Officer since June 2004.

* Address: 100 Wall Street, New York, NY 10005

Item 27.	Principal Underwriters.

(a) Funds Distributor, Inc. (the “Distributor”) acts as principal underwriter for the following investment companies.

GMO Trust
Merrimac Series
Munder Series Trust
Skyline Funds
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Plus Funds, Inc.

                The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

                (b)           The following is a list of the executive officers, directors and partners of the Distributor:

Name and Principal Business Address*	Position with Distributor	Positions and Offices with Registrant

William J. Tomko	President	None
Kevin J. Dell	Secretary and Director	None
Edward S. Forman	Assistant Secretary	None
Robert A. Bucher	Financial and Operations Principal	None
Charles L. Booth	Vice President/Assistant Compliance Officer	None
Richard F. Froio	Vice President/Chief Compliance Officer/Executive Representative Supervising Principal	None
James L. Fox	Treasurer/Director	None

                *  c/o Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110

                (c)           Not applicable.

Item 28.  Location of Accounts and Records.

                All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, 100 Church Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Registrant’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Registrant’s fund accountant, SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 29.  Management Services.

                Not applicable.

Item 30.  Undertakings.

                Not applicable.

SIGNATURES

                Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts as of the 31st day of March, 2005.

TD WATERHOUSE TRUST
Registrant

By /s/ George O. Martine
———————————
George O. Martinez
President

                Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ George O. Martinez	President	March 31, 2005
———————————————
George O. Martinez

/s/ Christopher Salfi	Treasurer and Chief	March 31, 2005
———————————————	Financial Officer
Christopher Salfi

George F. Staudter*	Chairman of the Board
and Trustee

Richard W. Dalrymple*	Trustee

Peter B.M. Eby*	Trustee

Lawrence J. Toal*	Trustee

*By /s/ Richard H. Neiman ————————————		March 31, 2005

Richard H. Neiman
Attorney-in-Fact pursuant to a power
of attorney

INDEX TO EXHIBITS

(p)(1) Amended Code of Ethics of Registrant and Investment Manager

(p)(2) Amended Code of Ethics of the Distributor and BISYS Fund Services

CODE OF ETHICS

Section I                  Statement of General Fiduciary Principles

                This Code of Ethics (the “Code”) has been adopted by each of TD Waterhouse Trust (the “Trust”), TD Waterhouse Family of Funds, Inc. (“TD WFF”), TD Waterhouse Plus Funds, Inc. (“Plus Funds”) and TD Waterhouse Asset Management, Inc. (“TD WAM”), the investment manager of each Fund (defined below), in compliance with Rule 17j-1 under the Investment Company Act of 1940 (the “Act”) and by TD WAM as an adviser in compliance with Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”). The purpose of the Code is to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of TD WAM with respect to its clients, including the Funds, (collectively, the “Clients”) may abuse their fiduciary duties to such Clients, and otherwise to deal with the types of conflict of interest situations and ethical conduct, to which Rule 17j-1 and Rule 204A-1 are addressed.

                The Code is based on the principle that the directors/trustees and officers of each Fund, and the directors, officers and employees of TD WAM, as well as the personnel of the Funds’ distributor, Funds Distributor, Inc. (the “Distributor”) who provide services to the Funds, owe a fiduciary duty to the respective Clients to conduct their personal securities transactions in a manner that does not interfere with a Client’s transactions or otherwise take unfair advantage of their relationship with the Client. All such directors, trustees, officers, employees and personnel of the Funds, TD WAM and its affiliates and the Distributor (“Personnel”) are expected to adhere to this general principle as well as to comply with all of the specific provisions of this Code that are applicable to them. They are also expected to comply with the provisions of any other codes of ethics that have been adopted by their respective organizations, as well as all applicable Federal Securities Laws (as defined below).

                Technical compliance with the Code will not automatically insulate any Personnel from scrutiny of transactions that show a pattern of compromise or abuse of the individual’s fiduciary duties to a Client. Accordingly, all Personnel must seek to avoid any actual or potential conflicts between their personal interests and the interests of a Client. In sum, all Personnel shall place the interests of the Clients before their own personal interests.

                The provisions of this Code reflect the fact that (i) the Distributor has adopted its own code of ethics to govern the personal securities transactions of its personnel; (ii) certain officers of the Funds who also serve as officers or employees of SEI Investments Mutual Funds Services (“SEI”) are required to comply with SEI’s code of ethics; and (iii) certain officers of the Funds who also serve as officers or employees of BISYS Fund Services (“BISYS”) are required to comply with BISYS’s code of ethics. Thus, the only persons subject to the prohibited transaction and reporting provisions of this Code (Sections IV and VI) are the directors/trustees and officers of the Funds and the directors, officers and employees of TD WAM and its affiliates defined below as “Access Persons.” Officers of the Funds who also serve as officers or employees of the Distributor, SEI or BISYS shall be required to comply with the Distributor’s, SEI’s or BISYS’s code of ethics, as applicable, a current copy of which shall be provided to the Funds as required hereunder and approved by the boards of directors/trustees of the Funds in accordance with Rule 17j-1, and compliance therewith shall be deemed to be compliance herewith. The compliance officer for each of the Distributor, SEI and BISYS shall make periodic reports to the Chief Compliance Officer of the Funds with respect to the compliance by such officers with the Code of Ethics and reports to the board of directors/trustees of the Funds as required by Rule 17j-1.

                All Access Persons (defined below) must read and retain this Code of Ethics, and acknowledge that they are subject to the provisions hereof by signing the written acknowledgement attached as Appendix A hereto.

Section II	Definitions

(A)	“Access Person” means (i) any director, trustee, officer, or Advisory Person (as defined below) of a Fund or TD WAM, except for any director, trustee or officer of a Fund who is also an officer, director or employee of the Distributor, SEI or BISYS or (ii) any Supervised Person (as defined below) of TD WAM (a) who has access to nonpublic information regarding any clients’ purchase or sale of any Covered Security, or nonpublic information regarding the portfolio holdings of any Reportable Fund (defined below), or (b) who is involved in making securities recommendations to clients, or who has access to such recommendations that are nonpublic.

(B)	An “Advisory Person” of a Fund or of TD WAM means: (i) any director, trustee, officer or employee of a Fund or TD WAM, or any company in a control relationship to the Fund or TD WAM, who in connection with his or her regular functions or duties makes, participates in, or obtains information regarding the purchase or sale of any Covered Security by the Fund, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund or TD WAM who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of any Covered Security by the Fund.

(C)	“Automatic Investment Plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. This includes a dividend reinvestment plan. This does not include optional cash purchases pursuant to such plans or any transaction that overrides the pre-set schedule or allocations of the automatic investment plan.

(D)	“Beneficial Ownership” is interpreted in the same manner as it would be under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”) in determining whether a person is a beneficial owner of a security for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder.

(E)	“Chief Compliance Officer” means the chief compliance officer of TD WAM or a compliance officer assigned to TD WAM Compliance when as permitted, duties of the Chief Compliance Officer have been delegated to such compliance officer.

(F)	“Control” shall have the same meaning as that set forth in Section 2(a)(9) of the Act.

(G)	“Covered Security” means a security as defined in Section 2(a)(36) of the Act and Section 202(a)(18) of the Advisers Act, to wit: any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security,” or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. “Covered Security” does not include: (i) direct obligations of the Government of the United States; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements and any instrument having a maturity at issuance of less than 366 days and which is rated in one of the highest two rating categories by a Nationally Recognized Statistical Rating Organization, or which is not rated but of comparable quality; and (iii) shares issued by open-end investment companies registered under the Act (“Mutual Fund Shares”) other than Reportable Funds (defined below) that are not money market funds; (iv) shares issued by money market funds; and (v) shares issued by unit investment trusts that are invested exclusively in one or more open-end investment companies, none of which are Reportable Funds (i.e. variable insurance contracts that are funded by insurance company separate accounts organized as unit investment trusts). References to a Covered Security in this Code (e.g., a prohibition or requirement applicable to the purchase or sale of a Covered Security) shall be deemed to refer to and to include any warrant for, option in, or security immediately convertible into that Covered Security, and shall also include any instrument that has an investment return or value that is based, in whole or in part, on that Covered Security (collectively, “Derivatives”). Therefore, except as otherwise specifically provided by this Code: (i) any prohibition or requirement of this Code applicable to the purchase or sale of a Covered Security shall also be applicable to the purchase or sale of a Derivative relating to that Covered Security; and (ii) any prohibition or requirement of this Code applicable to the purchase or sale of a Derivative shall also be applicable to the purchase or sale of a Covered Security relating to that Derivative.

(H)	“Federal Securities Laws” means the Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the Securities and Exchange Commission or the Department of Treasury.

(I)	“Fund” means each of the Trust, TD WFF, Plus Funds, and each of their respective series.

(J)	“Independent Director” means a director or trustee of a Fund who is not an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Act.

(K)	“Initial Public Offering” means an offering of securities registered under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the 1934 Act.

(L)	“Investment Personnel” of a Fund means: (i) any employee of the Fund (or of any company in a control relationship to the Fund) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund; and (ii) any natural person who controls the Fund and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

(M)	“Limited Offering” means an offering that is exempt from registration under the 1933 Act pursuant to Section 4(2) or Section 4(6) thereof or pursuant to Rule 504, Rule 505, or Rule 506 thereunder.

(N)	“Reportable Fund” means any fund (i) for which TD WAM serves as an investment adviser or (ii) whose investment adviser or principal underwriter controls TD WAM, is controlled by TD WAM or is under common control with TD WAM.

(O)	“Security Held or to be Acquired” by a Client means: (i) any Covered Security which, within the most recent 15 days: (A) is or has been held by the Client; or (B) is being or has been considered by the Client or TD WAM for purchase by the Client; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Covered Security described in this Section II(N)(i).

(P)	“Supervised Person” means any partner, officer, director (or other person occupying a similar status or performing similar functions), or employee of TD WAM, or other person who provides investment advice on behalf of TD WAM and is subject to the supervision and control of TD WAM.

(Q)	“17j-1 Organization” means the Fund or TD WAM, as the context requires.

Section III               Objective and General Prohibitions

                Although certain provisions of this Code apply only to Access Persons, all Personnel must recognize that they are expected to conduct their personal activities in accordance with the standards set forth in Section I above, this Section III and Section VII. Therefore, Personnel may not engage in any investment transaction under circumstances in which the Personnel benefits from or interferes with the purchase or sale of investments by a Client. In addition, Personnel may not use information concerning the investments or investment intentions of a Client, or their ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of a Client.

                Personnel may not engage in conduct that is deceitful, fraudulent or manipulative, or that involves false or misleading statements, in connection with the purchase or sale of investments by a Client. It is prohibited for any Personnel, directly or indirectly, in connection with the purchase or sale, directly or indirectly, by the person of a Security Held or to be Acquired by a Client to:

(i)	employ any device, scheme or artifice to defraud the Client;

(ii)	make any untrue statement of a material fact to the Client or omit to state to the Client a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(iii)	engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Client; or

(iv)	engage in any manipulative practice with respect to the Client.

                Personnel may not engage in market timing of the Funds or engage in or facilitate late trading in the Funds. Market timing involves the purchase and sale of shares of mutual funds (including exchanges within the same fund family) within a short period of time with the intention of capturing short-term profits resulting from market volatility. Late trading occurs when a mutual fund order is received from an investor after the fund’s trading deadline or after the time as of which that day’s closing price (NAV) has been calculated, and such order is executed on the same day, and is an illegal practice.

                Personnel are required to comply with all Federal Securities Laws. Personnel should also recognize that a violation of this Code or Rule 17j-1 under the Act or Rule 204A-1 under the Advisers Act may result in the imposition of: (1) sanctions as provided by Section IX below; or (2) administrative, civil and, in certain cases, criminal fines, sanctions or penalties.

Section IV	Prohibited Transactions

(A)	(1)	An Access Person may not purchase or otherwise acquire direct or indirect Beneficial Ownership of any Covered Security, and may not sell or otherwise dispose of any Covered Security in which he or she has direct or indirect Beneficial Ownership, if he or she knows or should know at the time of entering into the transaction that: (1) TD WAM with respect to a Client, has purchased or sold the Covered Security within the last 15 calendar days, or is purchasing or selling or intends to purchase or sell the Covered Security in the next 15 calendar days; or (2) TD WAM and its affiliates have within the last 15 calendar days considered purchasing or selling the Covered Security for a Client or within the next 15 calendar days intend to consider purchasing or selling the Covered Security for a Client, unless such Access Person:

(i)	obtains advance clearance of such transaction pursuant to Section V; and

(ii)	reports to the 17j-1 Organization the information described in Section VI of this Code.

(2)	Without limiting the generality of the foregoing, all Investment Personnel of a Fund and all Access Persons of TD WAM must obtain approval from the Fund or TD WAM, as the case may be, before directly or indirectly acquiring Beneficial Ownership in any securities in an Initial Public Offering or in a Limited Offering.

(B)	The prohibitions of this Section IV(A)(1) and the pre-clearance requirements of Section V do not apply to:

(1)	Purchases that are made pursuant to an Automatic Investment Plan;

(2)	Purchases of rights issued by an issuer pro rata to all holders of a class of its securities, if such rights were acquired from such issuer, and the exercise of such rights;

(3)	Transactions in futures contracts on U.S. Treasury obligations (and related options) effected on a U.S. commodities exchange;

(4)	Involuntary (i.e., non-volitional) purchases and sales of Covered Securities;

(5)	Transactions in an account over which the Access Person does not exercise, directly or indirectly, any influence or control; and

(6)	Purchases or sales of Covered Securities that are not eligible for purchase or sale by the respective Client.

(7)	Mutual Fund Shares, except that Access Persons of TD WAM must preclear the purchase or sale of Mutual Fund Shares of a Fund for which the person has investment authority.

(8)	Shares issued by unit investment trusts that are invested exclusively in one or more open-end investment companies, none of which are Reportable Funds (i.e. variable insurance contracts that are funded by insurance company separate accounts organized as unit investment trusts).

(C)	Notwithstanding anything to the contrary contained herein, the prohibitions of Section IV(A)(1) and the pre-clearance requirements of Section V shall not apply to (i) Covered Securities that comprise the Dow Jones Industrial AverageSM or any other broad-based market index that one or more Funds seeks to replicate, or (ii) Covered Securities purchased or sold, or considered for purchase or sale, by a Fund which is managed by an investment sub-adviser other than TD WAM.

Section V	Pre-clearance Procedures

(A)	From Whom Obtained.

Pre-clearance of a personal transaction in a Covered Security required to be approved pursuant to Section IV above must be obtained from the Chief Compliance Officer or General Counsel of TD WAM or, if either is unavailable, a director of TD WAM. Each of these persons is referred to in this Code as a “Clearing Officer.” A Clearing Officer seeking pre-clearance with respect to his or her own transaction shall obtain such clearance from another Clearing Officer.

(B)	Time of Clearance.

(1)	Access Persons may pre-clear trades only in cases where they have a present intention to effect a transaction in the Covered Security for which pre-clearance is sought. It is not appropriate for an Access Person to obtain a general or open-ended pre-clearance to cover the eventuality that he or she may buy or sell a Covered Security at some future time depending upon market developments. Consistent with the foregoing, an Access Person may not simultaneously request pre-clearance to buy and sell the same Covered Security.

(2)	Pre-clearance of a trade shall be valid and in effect only for a period of 24 hours from the time pre-clearance is given; provided, however, that a pre-clearance expires upon the person becoming aware of facts or circumstances that would prevent a proposed trade from being pre-cleared were such facts or circumstances made known to a Clearing Officer. Accordingly, if an Access Person becomes aware of new or changed facts or circumstances that give rise to a question as to whether pre-clearance could be obtained if a Clearing Officer was aware of such facts or circumstances, the person shall be required to so advise a Clearing Officer before proceeding with such transaction.

(C)	Form.

Clearance must be obtained in writing by completing and signing the form provided for that purpose, which form shall set forth the details of the proposed transaction, and obtaining the signature of a Clearing Officer. If an Access Person is requesting approval to purchase or sell a Covered Security that is owned by a Client and such Access Person has responsibility regarding the determination by TD WAM of securities to be purchased or sold for such Client, the Access Person must inform the Clearing Officer of that fact at the time approval to purchase or sell the Covered Security is sought.

(D)	Filing.

A copy of all completed clearance forms, with the required signatures, shall be retained by the Chief Compliance Officer.

(E)	Factors Considered in Clearance of Personal Transactions.

A Clearing Officer may refuse to grant clearance of a personal transaction in his or her sole discretion without being required to specify any reason for the refusal. Generally, a Clearing Officer will consider the following factors in determining whether to clear a proposed transaction:

(1)	Whether the amount or nature of the transaction or person making it is likely to affect the price or market for the Covered Security; and

(2)	Whether the person making the proposed purchase or sale is likely to benefit from purchases or sales being made or being considered on behalf of a Client; and

(3)	Whether the transaction is likely to affect a Client adversely.

(4)	In the case of Limited Offerings, whether the investment opportunity should be reserved for clients, whether the opportunity is being offered to an individual by virtue of his or her position with TD WAM or a Fund and whether the issuer is truly a private company and there is no reasonable prospect that the issuer will make a public offering of the securities in the foreseeable future.

(F)	Monitoring of Personal Transactions After Clearance.

After clearance is given to an Access Person, the Chief Compliance Officer shall monitor the Access Person’s transactions to ascertain whether the cleared transaction was executed within 24 hours, whether it was executed in the specified amounts and what other securities transactions, if any, the Access Person executed.

Section VI	Reports by Access Persons

(A)	Personal Securities Holdings Reports.

All Access Persons shall within 10 days of the date on which they become Access Persons, and thereafter, within 30 days after the end of each calendar year, disclose the title and type of security, exchange ticker symbol or CUSIP number, number of shares and principal amount of all Covered Securities in which they have a Beneficial Ownership as of a date no more than 45 days before the person became an Access Person, in the case of such person’s initial report, and no more than 45 days before such report is submitted in the case of annual reports. Such report is hereinafter called a “Personal Securities Holdings Report.” Each Personal Securities Holdings Report must also disclose the name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person or as of the last day of the year, as the case may be. Each Personal Securities Holdings Report shall state the date it is being submitted.

(B)	Quarterly Transaction Reports.

Within thirty (30) days after the end of each calendar quarter, each Access Person shall make a written report to the Chief Compliance Officer of all transactions occurring in the quarter by which he or she acquired or disposed of a direct or indirect Beneficial Ownership in any Covered Security. Such report is hereinafter called a “Quarterly Securities Transaction Report.”

A Quarterly Securities Transaction Report shall be on a form approved by the Compliance Officer and must contain the following information with respect to each reportable transaction:

(1)	Date and nature of the transaction (purchase, sale or any other type of acquisition or disposition);

(2)	Title, the exchange symbol or CUSIP number if applicable, interest rate and maturity date (if applicable), number of shares or principal amount of each Covered Security and the price at which the transaction was effected;

(3)	Name of the broker, dealer or bank with or through whom the transaction was effected; and

(4)	The date the report is submitted by the Access Person.

(C)	Notwithstanding the reporting requirements set forth in this Section VI, an Independent Director of a Fund is not required to file a Personal Securities Holding Report upon becoming a director/trustee of a Fund or an Annual Personal Securities Holding Report. An Independent Director also need not file a Quarterly Securities Transaction Report unless such Director knew or, in the ordinary course of fulfilling his or her official duties as a Director of a Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a Covered Security by the Director such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund or TD WAM for purchase or sale by the Fund. Independent Directors of the Trust shall report on a Quarterly Securities Transaction Report any transactions in shares of the Trust and any other TD Waterhouse-sponsored or advised funds organized after January 1, 2004 that are not money market funds.

(D)	Access Persons of TD WAM, the Distributor, SEI and BISYS.

An Access Person of TD WAM need not make a Quarterly Transaction Report if all of the information in the report would duplicate information contained in account statements received by TD WAM so long as TD WAM receives the statements no later than 30 days after the end of the applicable quarter. Access Persons of the Fund who are required to submit reports under the Distributor’s, SEI’s or BISYS’s code of ethics shall provide such reports to the Distributor’s, SEI’s or BISYS’s compliance officer, as applicable.

(E)	Brokerage Accounts and Statements.

Access Persons, except Independent Directors to the Funds, shall:

(1)	identify all securities brokerage and commodities trading accounts in which they trade or hold Covered Securities in which they have a Beneficial Ownership (“Accounts”) at the time they become an Access Person and, thereafter, identify any new account and the date the Account was established within 30 days after the end of the quarter during which such new Account was established. This information shall be included on the appropriate Quarterly Securities Transaction Report.

(2)	instruct the brokers for their Accounts to provide duplicate account statements to the Chief Compliance Officer.

(3)	on an annual basis, certify that they have complied with the requirements of (1) and (2) above.

(F)	Form of Reports.

A Quarterly Securities Transaction Report may consist of broker statements or other statements that provide a list of all personal Covered Securities holdings and transactions in the time period covered by the report and contain the information required in a Quarterly Securities Transaction Report.

(G)	Responsibility to Report.

It is the responsibility of each Access Person to take the initiative to comply with the requirements of this Section VI. Any effort by the Funds, or by TD WAM and its affiliates, to facilitate the reporting process does not change or alter that responsibility. A person need not make a report hereunder with respect to transactions effected for, and Covered Securities held in, any account over which the person has no direct or indirect influence or control.

Each Access Person is also required to promptly report any violations of this Code that the Access Person becomes aware of to the Chief Compliance Officer.

(H)	Where to File Reports.

All Quarterly Securities Transaction Reports and Personal Securities Holdings Reports must be filed with the Chief Compliance Officer.

(I)	Disclaimers.

Any report required by this Section VI may contain a statement that the report will not be construed as an admission that the person making the report has any direct or indirect beneficial ownership in the Covered Security to which the report relates.

Section VII	Additional Prohibitions

(A)	Confidentiality of Information.

TD WAM’s securities recommendations, client securities holdings and transactions are generally considered material nonpublic information. Personnel must:

(1)	keep such information confidential and not disclose any such information to an outside party other than in accordance with TD WAM policy and practice;

(2)	use all confidential information solely for purposes necessary for or incidental to the provision of services to such Client; and

(3)	safeguard all confidential information with a high degree of care.

With respect to Funds, until disclosed in a public report to shareholders or to the Securities and Exchange Commission in the normal course, all information concerning the securities “being considered for purchase or sale” by a Fund shall be kept confidential by all Personnel and disclosed by them only on a “need to know” basis. It shall be the responsibility of the Chief Compliance Officer to report any inadequacy found in this regard to the directors/trustees of the Fund or the applicable Client.

Please refer to the TD WAM Compliance Program for additional provisions with respect to confidentiality and insider trading.

(B)	Outside Business Activities and Directorships.

Access Persons may not engage in any outside business activities that may give rise to conflicts of interest or jeopardize the integrity or reputation of TD WAM or the Funds. Similarly, no such outside business activities may be inconsistent with the interests of the Funds or other Clients. Access Persons of TD WAM may not serve as directors of any public or private company, except with the prior approval of the Chief Compliance Officer. All directorships held by such Access Persons shall be reported to the Chief Compliance Officer.

(C)	Gratuities.

Personnel shall not, directly or indirectly, take, accept or receive gifts or other consideration in merchandise, services or otherwise of more than nominal value from any person, firm, corporation, association or other entity other than such person’s employer that does business, or proposes to do business, with a Client.

Section VIII	Annual Certification

(A)	Access Persons.

Access persons of TD WAM shall be required to certify annually that they have read this Code and that they understand it and recognize that they are subject to it. Further, such Access Persons shall be required to certify annually that they have complied with the requirements of this Code.

(B)	Certification to Funds.

No less frequently than annually, each Fund, TD WAM and the Distributor must furnish to the respective Fund’s board of directors/trustees, and the board must consider, a written report that: (A) describes any issues arising under this Code of Ethics or procedures since the last report to the board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to material violations; and (B) certifies that the Fund, TD WAM or the Distributor, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

Section IX            Sanctions

                Any violation of this Code shall be subject to the imposition of such sanctions by the 17j-1 Organization as may be deemed appropriate under the circumstances to achieve the purposes of Rule 17j-1 under the Act and Rule 204A-1 under the Advisers Act and this Code. The sanctions to be imposed shall be determined by the board of directors/trustees, including a majority of the Independent Directors, provided, however, that with respect to violations by persons who are directors, officers or employees of TD WAM and its affiliates (or of a company that controls TD WAM and its affiliates), the sanctions to be imposed shall be determined by TD WAM and its affiliates (or the controlling person thereof). Sanctions may include, but are not limited to, suspension or termination of employment, a letter of censure and/or restitution of an amount equal to the difference between the price paid or received by the Client and the more advantageous price paid or received by the offending person.

Section X             Administration and Construction

(A)	The administration of this Code shall be the responsibility of the Chief Compliance Officer who may delegate certain functions to Clearing Officers.

(B)	The duties of the Chief Compliance Officer and designated clearing officers are as follows:

(1)	Continuous maintenance of a current list of the names of all Access Persons with an appropriate description of their title or employment, including a notation of any directorships held by Access Persons who are officers or employees of TD WAM and its affiliates or of any company that controls TD WAM and its affiliates, and informing all Access Persons of their reporting obligations hereunder;

(2)	On an annual basis, providing all Personnel a copy of this Code and informing such persons of their duties and obligations hereunder;

(3)	Maintaining or supervising the maintenance of all written acknowledgements, records and reports required by this Code;

(4)	Preparing listings of all transactions effected by Access Persons who are subject to the requirement to file Quarterly Securities Transaction Reports and reviewing such transactions against a listing of all transactions effected by the Clients, and in the case of transactions in Trust shares, reviewing such transactions to determine whether they constitute market timing activity;

(5)	Issuance either personally or with the assistance of counsel as may be appropriate, of any interpretation of this Code that may appear consistent with the objectives of Rule 17j-1 under the Act, Rule 204A-1 under the Advisers Act and this Code;

(6)	Conduct of such inspections or investigations as shall reasonably be required to detect and report, with recommendations, any apparent violations of this Code to the General Counsel of TD WAM and the board of directors/trustees of each Fund;

(7)	Submission of a report to the General Counsel of TD WAM and the board of directors/trustees of each Fund, no less frequently than annually, a written report that describes any issues arising under the Code since the last such report, including but not limited to the information described in Section VIII(B); and

(8)	Review of the administration of the code of ethics adopted by each of the Distributor, SEI and BISYS and make requests for such reports and information as may be necessary to assist the board of directors/trustees in monitoring compliance by the Distributor and its directors, officers and employees, SEI (with respect to any officers of the Funds who also serve as an officer or employee of SEI), and BISYS (with respect to any officers of the Funds who also serve as an officer or employee of BISYS) with Rule 17j-1 and with its codes of ethics.

(C)	The Chief Compliance Officer shall maintain and cause to be maintained in an easily accessible place at the principal place of business, the following records:

(1)	A copy of all codes of ethics adopted by each Fund or TD WAM and its affiliates, as the case may be, pursuant to Rule 17j-1 under the Act or Rule 204A-1 under the Advisers Act that have been in effect at any time during the past five (5) years;

(2)	A record of all written acknowledgements of receipt of the code and any amendments, for each person who is currently, or in the past five (5) years was, a Supervised Person of TD WAM ;

(3)	A record of each violation of such codes of ethics and of any action taken as a result of such violation for at least five (5) years after the end of the fiscal year in which the violation occurs;

(4)	A copy of each report made by an Access Person for at least two (2) years after the end of the fiscal year in which the report is made, and for an additional three (3) years in a place that need not be easily accessible;

(5)	A copy of each report made by the Chief Compliance Officer to the board of directors/trustees for two (2) years from the end of the fiscal year of the Fund in which such report is made or issued and for an additional three (3) years in a place that need not be easily accessible;

(6)	A list of all persons who are, or within the past five (5) years have been, required to make reports pursuant to the Rule 17j-1 under the Act, Rule 204A-1 under the Advisers Act and this Code of Ethics, or who are or were responsible for reviewing such reports;

(7)	A copy of each report required by Section VIII(B) for at least two (2) years after the end of the fiscal year in which it is made, and for an additional three (3) years in a place that need not be easily accessible; and

(8)	A record of any decision, and the reasons supporting the decision, to approve the acquisition by Access Persons of securities in an Initial Public Offering or Limited Offering for at least five (5) years after the end of the fiscal year in which the approval is granted.

(D)	This Code may not be amended or modified except in a written form that is specifically approved by majority vote of the Independent Directors of the Funds.

               This Code of Ethics, as amended, was adopted and approved by the Board of Directors (or the Board of Trustees, as the case may be) of each Company, including a majority of the Independent Directors, at a meeting on March 22, 2005. This Code as amended shall become effective on March 22, 2005.

——————————————————
Marc Schuman, Secretary of TD Waterhouse Trust TD Waterhouse Family of Funds, Inc. TD Waterhouse Plus Funds, Inc.

——————————————————
Richard Neiman, Secretary of TD Waterhouse Asset Management, Inc.

APPENDIX A

TO: TD Waterhouse Asset Management, 100 Wall Street, New York, NY 10005

CODE OF ETHICS ACKNOWLEDGEMENT

As required for all Access Persons, and in accordance with the Code for TD Waterhouse Asset Management, TD Waterhouse Trust, TD Waterhouse Family of Funds, Inc., and TD Waterhouse Plus Funds, Inc., (the “Code”), I confirm and certify that:

(1)	I have disclosed all securities brokerage and commodities trading accounts in which I trade or hold Covered Securities in which I have a Beneficial Ownership (“Accounts”);

(2)	I have disclosed all personal securities holdings and securities transactions in accordance with the Code;

(3)	I will advise the Chief Compliance Officer of any new Accounts that are established and will instruct the brokers for the Accounts to provide duplicate account statements to the Chief Compliance Officer;

(4)	I have received a copy, read, understand, and am subject to the Code and any amendments thereto; and

(5)	If I have been subject to the Code before the date hereof, that I have complied with the provisions of the Code.

I understand that any violations of the Code may subject me to discipline up to and including dismissal, as well as civil, and possibly criminal, penalties.

Print Name:        ————————————————————

Signature:          ————————————————————

Date:                   ————————————————————

BISYS FUND SERVICES
CODE OF ETHICS
JANUARY 1, 2005

I.  INTRODUCTION

                This Code of Ethics (the “Code”) sets forth the basic policies of ethical conduct for all Covered Persons, as hereinafter defined.

                Rule 17j-1(b) under the Investment Company Act of 1940, as amended, (the “1940 Act”) makes it unlawful for an affiliated person of any BISYS company that is appointed to serve as principal underwriter of a registered investment company, in connection with the purchase or sale by such person of a security held or to be acquired (as hereinafter defined) by any such registered investment company, to:

(1)	employ any device, scheme or artifice to defraud the Fund;

(2)	make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(3)	engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

(4)	engage in any manipulative practice with respect to the Fund.

II.  DEFINITIONS

                The following definitions are used for purposes of the Code.

“Access Person” is defined for purposes of this Code as all Covered Persons identified in Exhibit C. This Code covers certain BISYS associates that are not otherwise deemed Access Persons by law.

“Automatic investment plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

“Beneficial ownership” of a security is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, which provides that a Covered Person should consider himself/herself the beneficial owner of securities held by his/her spouse, his/her minor children, a relative who shares his/her home, or other persons, directly or indirectly, if by reason of any contract, understanding, relationship, agreement or other arrangement, he/she obtains from such securities benefits substantially equivalent to those of ownership. He/she should also consider himself/herself the beneficial owner of securities if he/she can vest or revest title in himself/herself now or in the future.

“Code Compliance Officer” is the person designated to oversee enforcement and ensure compliance with this Code pursuant to procedures established for such purpose.

“Covered Persons” are all directors, officers and associates of the BISYS entities listed on Exhibit B hereto (collectively referred to as “BISYS”, excluding Non-BISYS Employee Registered Representatives identified in Exhibit H. Individuals registered with an entity identified in Exhibit B but not employed by BISYS and not reporting under an RIA’s code of ethics are considered Covered Persons for purposes of this Code.

“Covered Securities” include all securities, subject to transaction reporting under this Code. Covered Securities do not include: (i) securities issued by the United States Government; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) shares of open-end investment companies other than shares of Reportable Funds; (iv) transactions which you had no direct or indirect influence or control; (v) transactions that are not initiated, or directed, by you; and (vi) securities acquired upon the exercise of rights issued by the issuer to all shareholders pro rata.

A security “held or to be acquired” is defined under Rule 17j-l(a)(10) as any Covered Security which, within the most recent fifteen (15) days: (A) is or has been held by a Fund, or (B) is being or has been considered by a Fund or the investment adviser for a Fund for purchase by the Fund. A purchase or sale includes the writing of an option to purchase or sell and any security that is convertible into or exchangeable for, any security that is held or to be acquired by a Fund.

“Material inside information” is defined as any information about a company which has not been disclosed to the general public and which either a reasonable person would deem to be important in making an investment decision or the dissemination of which is likely to impact the market price of the company’s securities.

“Non-BISYS Employee Registered Representative” is defined as any Registered Representative licensed with an entity identified in Exhibit B; but employed by an RIA and reporting under the RIA’s code of ethics.

A “personal securities transaction” is considered to be a transaction in a Covered Security of which the Covered Person is deemed to have beneficial ownership. This includes, but is not limited to, transactions in accounts of the Covered Person’s spouse, minor children, or other relations residing in the Covered Person’s household, or accounts in which the Covered Person has discretionary investment control. Covered Persons engaged in personal securities transactions should not take inappropriate advantage of their position or of information obtained during the course of their association with BISYS. For example, Transfer Agent employees may not process transactions for their own account or influence others to effect improper transactions on their account or for the accounts of any direct family member. Additionally, Covered Persons should avoid situations that might compromise their judgment (e.g. the receipt of perquisites, gifts of more than de minimis value or unusual investment opportunities from persons doing or seeking to do business with BISYS or the Funds).

“Reportable Funds” are non-money market portfolios of investment companies (identified in Exhibit A), for which BISYS serves as principle underwriter or as a service or sub-service agent (e.g. Transfer Agent, Fund Administrator, etc…). BISYS reserves the right to monitor accounts, including retirement plan accounts, of Covered Persons and their direct family members for compliance with these requirements where BISYS is the recordkeeper of the account.

“RIA Code Compliance Officer” is defined as the person designated by a registered investment adviser (“RIA”) to oversee enforcement and ensure compliance with the RIA’s code of ethics by all persons subject thereto, including, in particular, Non-BISYS Employee Registered Representatives.

III.  RISKS OF NON-COMPLIANCE

                This Code extends the provisions of Rule 17j-1(b) to all Covered Persons. Any violation of this Code may result in the imposition by BISYS of sanctions against the Covered Person, or may be grounds for the immediate termination of the Covered Person’s position with BISYS. Failure to comply with the RIA code of ethics by a Non-BISYS Employee Registered Representative may represent grounds for immediate deregistration. In addition, in some cases (e.g. the misuse of inside information), a violation of federal and state civil and criminal statutes may subject the Covered Person or Non-BISYS Employee Registered Representative to fines, imprisonment and/or monetary damages.

IV.  ETHICAL STANDARDS

                The foundation of this Code consists of basic standards of conduct including, but not limited to, the avoidance of conflicts between personal interests and interests of BISYS or its Reportable Funds. To this end, Covered Persons should understand and adhere to the following ethical standards:

(a)	The duty at all times to place the interests of Reportable Fund shareholders first;

(b)	The duty to ensure that all personal securities transactions be conducted in a manner that is consistent with this Code to avoid any actual or potential conflict of interest or any abuse of such Covered Person’s position of trust and responsibility; and

(c)	The duty to ensure that Covered Persons do not take inappropriate advantage of their position with BISYS.

V.  RESTRICTIONS AND PROCEDURES

                This section is divided into two (2) parts. Part A relates to restrictions and procedures applicable to all Covered Persons in addition to the aforementioned Rule 17j-1(b) provisions. Part B imposes additional restrictions and reporting requirements for those Covered Persons deemed to be Access Persons.

               A.  Restrictions and Procedures for all Covered Persons:

1.	Prohibition Against Use of Material Inside Information

Covered Persons may have access to information including, but not limited to, material inside information about Reportable Funds that is confidential and not available to the general public, such as (but not limited to) information concerning securities held in, or traded by, investment company portfolios, information concerning certain underwritings of broker/dealers affiliated with an investment company that may be deemed to be material inside information, and information which involves a merger, liquidation or acquisition that has not been disclosed to the public.

Covered Persons in possession of material inside information must not trade in or recommend the purchase or sale of the securities concerned until the information has been properly disclosed and disseminated to the public.

2.	Prohibition Against Abusive Trading Practices in Shares of Reportable Funds

Engaging in short-term trading practices or other potentially abusive trading in shares of Reportable Funds may constitute violations of Rule 17j-1(b) and/or the stated policies of Reportable Funds. Accordingly, unless sanctioned by a particular Reportable Fund, Covered Persons are prohibited from engaging or attempting to engage in excessive trading and exchange activity or other potentially abusive trading in contravention of any stated policy of a Reportable Fund.

3.	Initial and Annual Certifications

Within ten (10) days following the commencement of their employment or otherwise becoming subject to this Code and at least annually within forty-five (45) days following the end of each calendar year, all Covered Persons shall be required to sign and submit to the Code Compliance Officer a written certification, in the form of Exhibit D hereto, affirming that he/she has read and understands this Code to which he/she is subject. In addition, the Covered Person must certify annually that he/she has complied with the requirements of this Code and has disclosed and reported all personal securities transactions that are required to be disclosed and reported by this Code. The Code Compliance Officer will distribute to all Covered Persons the Annual Certification and Holdings Report for completion following the end of each calendar year.

               B.  Procedures for all Non-BISYS Employee Registered Representatives:

1.	Initial and Annual Certifications

Within ten (10) days following the commencement of their registration with a broker/dealer identified in Exhibit B, and 45 days following the end of each calendar year, all Non-BISYS Employee Registered Representatives shall be required to sign and submit to the Code Compliance Officer a written certification, in the form of Exhibit I hereto, affirming that he/she is subject to an RIA code of ethics.

2.	Quarterly RIA Code Compliance Officer Certification

Within thirty (30) days after each calendar quarter-end, the Code Compliance Officer will require the RIA Code Compliance Officer to provide a written certification, in the form of Exhibit J hereto, with regard to adherence by each Non-BISYS Employee Registered Representative subject to the RIA code of ethics. The Code Compliance Officer requires immediate notification from the RIA Code Compliance Officer of any material violation by a Non-BISYS Employee Registered Representative of the RIA code of ethics.

               C.  Restrictions and Reporting Requirements for all Access Persons:

Each Access Person must refrain from engaging in a personal securities transaction when the Access Person knows, or in the ordinary course of fulfilling his/her duties would have reason to know, that at the time of the personal securities transaction a Reportable Fund has a pending buy or sell order in the same Covered Security.

1.	Duplicate Brokerage confirmations and statements

All Access Persons are required to instruct their broker/dealer to file duplicate trade confirmation and account statements with the Code Compliance Officer at BISYS. Statements must be filed for all accounts containing Covered Securities (including accounts of other persons holding Covered Securities in which the Access Person has a Beneficial ownership interest), other than shares of Reportable Funds identified in Exhibit A. Failure of a broker/dealer to send duplicate trade confirmations or account statements will not excuse a violation of this Section by an Access Person.

A sample letter instructing a broker/dealer firm to send duplicate trade confirmations and account statements to BISYS is attached as Exhibit K of this Code. A copy of the letter instructing the broker/dealer to provide duplicate trade confirmations and account statements to BISYS must be sent to the Code Compliance Officer at the time of mailing. If a broker/dealer is unable or refuses to provide duplicate statements, the Access Person should contact the BISYS Code Compliance Officer for further assistance.

If the broker/dealer requires a letter authorizing a BISYS associate to open an account, a sample permission letter is attached as Exhibit L. Please complete the necessary brokerage information and forward a signature ready copy to the BISYS Code Compliance Officer for signature and submission to the requesting broker/dealer

2	Initial and Annual Holdings Reports

All Access Persons must file a completed Initial and Annual Holdings Report, in the form of Exhibit E hereto, with the Code Compliance Officer within ten (10) days of commencement of their employment or otherwise becoming subject to this Code and thereafter on an annual basis within forty-five (45) days after the end of each calendar year in accordance with Procedures established by the Code Compliance Officer. Such report must be current as of a date not more than 45 days before the reports is submitted. This requirement includes any retirement plan accounts that contain Reportable Funds.

3	Transaction/New Account Reports

All Access Persons must file a completed Transaction/New Account Report, in the form of Exhibit F hereto, with the Code Compliance Officer within thirty (30) days after (i) opening an account with a broker, dealer, bank or transfer agent in which Covered Securities are recorded; or (ii) entering into any personal securities transaction. This requirement includes any retirement plan accounts that contain Reportable Funds. A transaction report need not be submitted for transactions effected pursuant to an Automatic Investment Plan or where such information would duplicate information contained in broker trade confirmations or account statements received by BISYS with respect to the Access Person within 30 days of the transaction if all of the information required by rule 17j-1(d)(1)(ii) is contained in the confirmation or account statement.

                D.  Review of Reports and Assessment of Code Adequacy:

The Code Compliance Officer shall review and maintain the Initial and Annual Certifications, Initial and Annual Holdings Reports and Transaction/New Account Reports (the “Reports”) with the records of BISYS. Following receipt of the Reports, the Code Compliance Officer shall consider in accordance with Procedures designed to prevent Access Persons from violating this Code:

(a) whether any personal securities transaction evidences an apparent violation of this Code; and

(b) whether any apparent violation has occurred of the reporting requirement set forth in Section C above.

Upon making a determination that a violation of this Code, including its reporting requirements, has occurred, the Code Compliance Officer shall report such violations to the General Counsel of BISYS Fund Services who shall determine what sanctions, if any, should be recommended to be taken by BISYS. The Code Compliance Officer shall prepare quarterly reports to be presented to the Fund Boards of Directors/Trustees of the Reportable Funds with respect to any material trading violations under this Code.

This Code, a copy of all Reports referenced herein, any reports of violations, and lists of all Covered and Access Persons required to make Reports, shall be preserved for the period(s) required by Rule 17j-1. BISYS shall review the adequacy of the Code and the operation of its related Procedures at least once a year.

VI.          REPORTS TO FUND BOARDS OF DIRECTORS/TRUSTEES

               BISYS shall submit the following reports to the Board of Directors/Trustees for each Fund for which it serves as principal underwriter:

A.	BISYS Fund Services Code of Ethics

A copy of this Code shall be submitted to the Board of a Reportable Fund prior to BISYS commencing operations as principal underwriter, for review and approval. All material changes to this Code shall be submitted to the Board of each Reportable Fund for which BISYS serves as principal underwriter for review and approval not later than six (6) months following the date of implementation of such material changes.

B.	Annual Certification of Adequacy

The Code Compliance Officer shall annually prepare a written report to be presented to the Board of each Reportable Fund for which BISYS serves as principal underwriter detailing the following:

1.	Any issues arising under this Code or its related Procedures since the preceding report, including information about material violations of this Code or its related Procedures and sanctions imposed in response to such material violations; and

2.	A Certification in the form of Exhibit G hereto, that BISYS has adopted Procedures designed to be reasonably necessary to prevent Access Persons from violating this Code.